================================================================================

                                  SCHEDULE 14C
                                 (Rule 14c-101)

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary Information Statement     [ ] Confidential, For Use of
                                               the Commission Only (as permitted
                                               by Rule 14c-5(d)(2))

[X]  Definitive Information Statement



                               WHISTLER INVESTMENTS, INC.
                 -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)



      Payment of Filing Fee (Check the appropriate box):

      [X]  No fee required

      [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1) Title of each class of securities to which transaction applies:   n/a

      (2) Aggregate number of securities to which transaction applies:      n/a

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which
          the filing fee is calculated and state how it was determined):    n/a

      (4) Proposed maximum aggregate value of transaction:                  n/a

      (5) Total fee paid:                                                   n/a

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provide by Exchange  Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:                                           n/a

      (2) Form, Schedule or Registration Statement No.:                     n/a

      (3) Filing Party:                                                     n/a

      (4) Date Filed:                                                       n/a

                           WHISTLER INVESTMENTS, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 26, 2004

                                Las Vegas, Nevada

                                 October 6, 2004

         A Special Meeting of Stockholders (the "Special Meeting") of Whistler Investments, Inc., a Nevada corporation (the "Company"), will be held at the Port O'Call Hotel, 1935 McKnight Blvd., NE, Calgary, Alberta, Canada T2E 6V4, on Tuesday, October 26, 2004, at 8:00 A.M. (local time) for the following purposes:

            1. To amend the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock from 21,000,000 (the number of authorized shares of Common Stock following the three for one forward split, effective March 10, 2004) to 90,000,000;

            2. To amend the Articles of Incorporation of the Company to authorize the Board of Directors to issue one or more series of the currently authorized class of 5,000,000 shares of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors;

           3. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on October 4, 2004, as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

            Shares of Common Stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         All stockholders are cordially invited to attend the meeting.


                       By Order of the Board of Directors,



                                          /s/ Holly Roseberry
                                          -------------------------------------
                                          Holly Roseberry
                                          President and Chief Executive Officer

Approximate Date of Mailing of this Information Statement:  October 6, 2004

                               WHISTLER INVESTMENTS, INC.
         5001 East Bonanza Road, Suite 144-145, Las Vegas, Nevada 89110

                              INFORMATION STATEMENT

               Special Meeting of Stockholders to be Held October 26, 2004

         This Information Statement is being furnished by Whistler Investments, Inc., a Nevada corporation ("Whistler" or the "Company"), to holders of its common stock of record October 4, 2004 (the "Record Date") in connection with a Special Meeting of Stockholders (the "Special Meeting") to be held at the Port O'Call Hotel, 1935 McKnight Blvd., NE, Calgary, Alberta, Canada T2E 6V4, on October 26, 2004, at 8:00 A.M. (local time), and any adjournment or postponement thereof.

         At such meeting, stockholders will consider and act upon proposals to amend the Company's Articles of Incorporation to (1) increase the number of shares of authorized Common Stock of the Company ("Common Stock") from 21,000,000 shares (the number of authorized shares of Common Stock following the three for one forward split, effective March 10, 2004) to 90,000,000 shares, and
(2) authorize the Board of Directors to issue one or more series of the currently authorized class of 5,000,000 shares of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors.

         The amendments to the Company's Certificate of Incorporation (the "Certificate of Amendment") are more fully described below, and a copy of the Certificate of Amendment is attached as Appendix "A". Stockholders of the Company should consider carefully the matters discussed in this Information Statement before casting their vote.

         You are entitled to vote at the Special Meeting if you owned shares of Whistler's Common Stock as of the close of business on the Record Date, October 4, 2004. You will be entitled to cast one vote for each share of Common Stock that you owned as of that time. As of that date, we had 19,799,683 shares of Common Stock outstanding.

         Stockholders who own in excess of 50% of the Company's outstanding Common Stock have advised us that they intend to vote in favor of each of the proposals set forth above. It is anticipated, therefore, that the proposals will be approved.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         You should rely only on the information or representations provided in or referred to in this Information Statement. Whistler has not authorized anyone else to provide you with information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the cover page of this document.

                            BACKGROUND TO THE MEETING


Annual Report; Financial Information

         A copy of Amendment No. 1 to the Company's 2004 Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission on October 4, 2004, is attached as Appendix B.


                             MATTERS TO BE VOTED ON



I. Amendment of Articles of Incorporation

         The Board of Directors proposes to amend Whistler's Articles of Incorporation to increase the Company's authorized common stock from 21,000,000 shares (the number of authorized shares of Common Stock following the three for one forward split, effective March 10, 2004) to 90,000,000 shares, and authorize the Board of Directors to issue one or more series of the currently authorized class of 5,000,000 shares of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors.



         Amendment to Increase Authorized Shares of Common Stock

      When the Board of Directors decreased the number of outstanding shares of Common Stock effective July 11, 2003, under the Nevada corporate law, the number of our authorized shares of that class was decreased in the same ratio. Therefore, the July 11, 2003 reverse split that decreased the outstanding Common Stock on a 10-for-1 basis had the effect of decreasing the Company's authorized common stock in the same ratio, i.e., from 70,000,000 shares authorized to 7,000,000 shares. Effective March 10, 2004, under the same provision of the Nevada corporate law, we increased the outstanding and authorized Common Stock pursuant to our Board's authorization of a three for one forward split resulting in 21,000,000 shares of Common Stock being authorized for issuance. As of October 4, 2004, we have 19,799,683 shares of Common Stock outstanding and only 1,200,317 shares of Common Stock available for new issuances. The Company determined to effect the three for one forward split to provide additional stock to the market to result in what the Company believed would be a more efficient and orderly public market. Prior to the split, there were approximately two million shares in the publicly traded float, leading to, what the Company believed, were unrealistically high prices for its shares. The additional shares resulting from the split appear to the Company to have made transactions in the market for its stock flow more smoothly with fewer abrupt price adjustments.
As discussed below, the Board of Directors believes the Company will need additional shares of authorized Common Stock for the "equity line" financing arrangements that we entered into and to implement the terms of the Licensing and Distribution Agreement described below, as well as for other corporate purposes.


            Termination of Nu Age Agreement and New Licensing  Agreement with RV
            --------------------------------------------------------------------
Systems and Lithium House. On October 21, 2003, we terminated our agreement with
--------------------------
Nu Age Electric and have no requirements to issue any shares to the stockholders of Nu Age Electric. On October 21, 2003, we also entered into a Distribution and Licensing Agreement with RV Systems, Inc., a Nevada corporation, for the worldwide arena (with the exception of India for the two- and three-wheeled vehicle technology)to sell, distribute and/or manufacture (or arrange for the sale, distribution or manufacture of) specified products utilizing the portable power systems developed by Lithium House, Inc., a California corporation with principal offices located in Van Nuys, California. Lithium House is an affiliate of RV Systems, and has licensed all product development to RV Systems for products and applications of portable power systems utilizing Lithium House's proprietary lithium battery technology. Please refer to our current report on Form 8-K, filed November 21, 2003, with the Securities and Exchange Commission.

            Although there is no further requirement for us to issue shares of our Common Stock to the stockholders of Nu Age Electric, we will require additional authorized shares of Common Stock to utilize the "equity line" agreement discussed below we entered into on January 19, 2004.

         Equity Line Financing Agreements.  On January 19, 2004, we entered into
         --------------------------------
an Investment Agreement and a Registration Rights Agreement with Dutchess Private Equities Fund, L.P. ("Dutchess"). We recognize the possible adverse effects on our stock price that could result from utilization of this financing arrangement, but we believed that, nonetheless, this source of financing could prove useful to the Company if other more attractive sources are not available.

         We have considered various alternatives for financing the Company. Our current operating funds are less than necessary to complete the license payments to RV Systems for commercialization of products utilizing Lithium House portable power systems under the License Agreement, and therefore we will need to obtain additional financing in order to complete our business plan. Our business plan will require substantial additional financing in connection with the initial commercialization of the products under the License Agreement. We anticipate that our administrative costs and expenses to acquire the licenses from RV Systems, Inc. over the next 12-month period will be in excess of $2,300,000, if we secure rights to all licensed products, and that up to $1,000,000 of additional working capital will be required over the next 12 months for market introduction of these products through joint venture partners or otherwise. We do not have sufficient cash on hand to meet these anticipated obligations.

         We have raised a small amount of equity through a private placement, and in March and April, 2004, we borrowed $3,000,000; however, we determined that an equity line had certain advantages. The availability of additional private equity financing is uncertain for a company of our size. Borrowed funds require interest payments, and if we do not make required payments, we could default. With an equity line of the type we are considering, the Company can decide on the timing of the draws under the equity line, based on its needs. If the Company financed privately with convertible debt or equity and registered the conversion shares or the placement shares, a large number of shares could be offered for sale by investors within a short interval of time. This would result in unpredictable pressures on the market prices for our common stock. Further, convertible debt offered to companies of our size usually provides for a conversion price that adjusts downward if the market price for our stock drops below the initial conversion price set in the debt instrument. Therefore, downward pressures on the market for our common stock would result simultaneously in a greater number of shares being issuable under any such convertible debt instrument and greater dilution for our stockholders. For these reasons at this time, we consider an equity line financing an appropriate financing vehicle for the Company.

         Pursuant to the Investment Agreement with Dutchess, once the registration statement planned to be filed as discussed below is effective, we may, at our discretion, periodically "put" or require Dutchess to purchase shares of our Common Stock. Prior to being able to utilize the "equity line" under the Investment Agreement, we will have to file a registration statement under the Securities Act of 1933, as amended, to register for resale by Dutchess the shares of our common stock sold to Dutchess under the Investment Agreement.

         The Registration Rights Agreement with Dutchess requires that we file a registration statement within 30 days of the availability of our fiscal year end (January 31, 2004) financial statements. We intend to file the registration statement and respond to comments of the Securities and Exchange Commission so as to have the registration statement declared effective. We would not anticipate the registration statement being declared effective and our being able to utilize the equity line prior to the month of January or February, 2005, unless the process with the Securities and Exchange Commission proceeds more rapidly than projected.

         Under the Investment Agreement, the aggregate amount that Dutchess would be obligated to pay for our shares will not exceed $10.0 million. For each share of Common Stock purchased under the Investment Agreement, Dutchess would pay 95% of the lowest best closing bid price on the Over-the-Counter Bulletin Board (or other principal market on which our Common Stock is traded) during the ten day period immediately following the date on which we give notice to Dutchess of our intention to put such stock. Our ability to put the shares under the Investment Agreement is conditioned upon, as stated above, our registering the shares of Common Stock with the Securities and Exchange Commission and satisfaction of certain other customary closing conditions. The costs associated with this registration would be borne by us.

         Pursuant to the Investment Agreement, we may periodically put shares of Common Stock to Dutchess by giving notice to Dutchess of our election to exercise the put right. Pursuant to the Investment Agreement, a closing would be held seven trading days after that written put notice, at which time we will deliver shares of Common Stock and Dutchess would pay the purchase price for the shares.

         Our right to put shares under the Investment Agreement would commence once the underlying shares are registered with the Securities and Exchange Commission, assuming other customary closing conditions are met. Thereafter, we could continue to put shares to Dutchess until the earlier of (I) 36 months after the effectiveness of that registration; or (II) such time as Dutchess has purchased a total of $10.0 million in shares of our Common Stock.

         In addition to these restrictions, Dutchess' obligation to purchase shares pursuant to our put right is limited by the average daily volume of our Common Stock. Specifically, unless waived by Dutchess, and subject to a $1.0 million "per put" cap, the maximum amount of each put exercise is equal to, at our election:

- 200% of the average daily volume of the Common Stock for the 10 trading days prior to the applicable put notice multiplied by the average of the three daily closing best bid prices immediately preceding the date of the put, or

- $250,000.

We cannot predict the actual number of shares of Common Stock that could be issued pursuant to the Investment Agreement, in part because the volume and purchase price of the shares would fluctuate based on prevailing market conditions, and we have not determined the total amount of advances we would intend to draw.

Subject to the conditions set forth in the Investment Agreement, following Dutchess' receipt of a validly delivered Put Notice, Dutchess would be required to purchase from us that number of Shares having an aggregate purchase price equal to the lesser of (i) the amount set forth in the Put Notice, and (ii) 20% of the aggregate trading volume of the Common Stock during the five trading days following our delivery of the put notice times (x) 95% of the lowest best bid price of the Company's Common Stock during those five trading days.

There would be an inverse relationship between our stock price and the number of shares to be issued under the Investment Agreement. That is, with a lower stock price, we would be required to issue a greater number of shares under the Investment Agreement for a given advance.

         The Dutchess equity line is a possible use of increased authorized stock. If the Company utilizes this financing arrangement, there are risks involved, which risks include the following:

         Dilution. The sale of shares pursuant to our Investment Agreement with Dutchess may have a dilutive impact on our stockholders. As a result, the market price of our Common Stock could decline. In addition, the lower our stock price at the time we exercise our put option, the more shares we will have to issue to Dutchess to draw down on the full equity line with Dutchess. If our stock price decreases, then our existing stockholders would experience greater dilution.

         Dutchess would pay less than the market price for our Common Stock. The Common Stock to be issued under our agreement with Dutchess would be purchased at a price equal to the lesser of (i) the amount set forth in the Put Notice, and (ii) 20% of the aggregate trading volume of the Common Stock during the five trading days following our delivery of the put notice times (x) 95% of the lowest best bid price of the Company's Common Stock during those five trading days. These discounted sales could cause the price of our Common Stock to decline.

         Short Sales. The anticipation of significant sales by Dutchess pursuant to the equity line could result in short sales by third parties. If there is not a corresponding demand for our stock, then our stock price would decline.

         The Dutchess equity line may not provide sufficient funds for commercialization of our proposed products. We are dependent on external financing to fund our planned commercialization of products utilizing our licensed lithium power pack systems. These financing needs may be provided primarily pursuant to the agreement with Dutchess. No assurances can be given that this financing will be available in sufficient amounts or at all when needed.

       Unless the number of authorized shares is increased, the Company would not have sufficient authorized shares for issuance pursuant to the terms of the equity line agreements with Dutchess, or in connection with additional financings, acquisitions, employee options, and other corporate purposes. Accordingly, we are proposing that the Company's authorized common stock be increased to 90,000,000 shares, par value $.001 per share. The Board of Directors recommends the proposed increase to insure that a sufficient number of authorized and unissued shares are available (i) to utilize the equity line financing facility, (ii) to be available to raise additional capital through other sources for the Company's operations, and (iii) to make options and shares available for employees, future non-employee directors, and consultants as an incentive for services to the Company pursuant to the Company's 2003 Restricted Stock Plan or otherwise.

          Other than the equity line financing arrangements with Dutchess, we do not presently have any specific plans or arrangements relating to the issuance of any of the shares proposed to be authorized. Such shares would be available for issuance by the Board of Directors without further action by the stockholders. Although shares may be issued only for consideration deemed adequate under Nevada law, issuance could have a dilutive effect on existing stockholders, reducing the percentage of Whistler's outstanding shares represented by those held by such existing stockholders. Neither the presently authorized shares nor the additional shares that would be authorized by the proposed amendment have preemptive rights.



            Amendment to Authorize Board of Directors to Issue and Fix Terms of Series of Preferred Stock

         We believe that the ability of our Board of Directors to issue shares of our currently authorized class of 5,000,000 shares of preferred stock could be useful in connection with certain types of venture capital financing, acquisitions, and other corporate transactions. We are therefore proposing that the Company's Articles of Incorporation be amended to authorize the Board of Directors to issue one or more series of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors. By way of illustration, special rights and preferences may include special voting rights (or denial of voting rights), special rights with respect to payment of dividends, conversion rights, rights of redemption, sinking funds, and special rights in the event of liquidation, as the Board may determine. The Board has no present intentions or plans relating to the issuance of preferred stock.

            Recommendation of Management and Required Vote for Approval

THE BOARD OF DIRECTORS HAS DECLARED THAT THE AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION DESCRIBED ABOVE ARE ADVISABLE.

            The Board of Directors has unanimously approved the Amendments to our Articles of Incorporation and recommended that the Amendments be submitted to the stockholders of the Company for approval. The vote required for approval of the proposals to amend the Articles of Incorporation is the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock. Under Nevada law, there are no dissenters' rights of appraisal with respect to these proposals to amend our Articles of Incorporation.

            If these proposals are approved by the Company's stockholders, the Board of Directors expects to file a Certificate of Amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock and amending the provisions concerning issuance of the authorized preferred stock by the Board of Directors as soon as practicable after the date of the Special Meeting. The Certificate of Amendment would amend the Company's Articles of Incorporation and would be in the form of the Certificate of Amendment attached hereto as Appendix A.


                             PRINCIPAL STOCKHOLDERS

            The following table sets forth, as of September 30, 2004, information concerning the beneficial ownership of the Common Stock of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each director of the Company, and
(iii) all directors and executive officers of the Company as a group.

                                                                                             Approx.
            Name and Address of                                     Amount and Nature        % of
            Beneficial Owner (1)                                    Of Ownership             Class
            -------------------                                     -----------------        -------
            Salim S. Rana Rana Investments Corp. (2)                11,473,995               58%

            Holly Roseberry                                             45,000                 *

            All directors and officers as a group                       45,000                 *
-----------------------

* Less than 1%.

(1) The address for these stockholders and directors and officers is c/o the Company at 5001 East Bonanza Road, Suite 144-145, Las Vegas, Nevada 89110.

(2)Salim R. Rana controls the investment decisions and voting power of Salim S. Rana Investments Corp.


                              INDEPENDENT AUDITORS

            Mason Russell West, LLC have been appointed by the Board to serve as the Company's independent auditors for the fiscal year ending January 31, 2004, and thereafter. Mason Russell West, LLC have no interest, financial or otherwise, in the Company. A representative of Mason Russell West is not expected to be present at the Special Meeting.

                         APPENDIX B- AMENDED FORM 10-KSB

            The Company's Amendment No. 1 to its 2004 Form 10-KSB containing all financial statements is attached to this information statement as Appendix B.

              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

            THIS INFORMATION STATEMENT AND THE APPENDICES HERETO REFER TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS INFORMATION STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO HOLLY ROSEBERRY, WHISTLER INVESTMENTS, INC., 5001 EAST BONANZA ROAD, SUITE 144-145, LAS VEGAS, NEVADA 89110, TELEPHONE NUMBER (702) 296-2754. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY OCTOBER 19, 2004.

                                  OTHER MATTERS

            The Board of Directors knows of no other business that will be presented to the Special Meeting.

                                            By Order of the Board of Directors,

                                            /s/ HOLLY ROSEBERRY
                                            --------------------------
                                            HOLLY ROSEBERRY, PRESIDENT
Las Vegas, Nevada
October 6, 2004

                                   APPENDIX A



                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                           WHISTLER INVESTMENTS, INC.

         WHISTLER INVESTMENTS, INC., a corporation organized under the laws of the State of Nevada (the "Company"), by its president (or vice-president) and secretary (or assistant secretary) does hereby certify:

                  1. That the corporation is currently authorized to issue 21,000,000 shares of common stock, par value $.001 per share (the "Common Stock"), and 5,000,000 shares of Preferred Stock, par value $.001 per share (the "Preferred Stock").

                  2. That the board of directors of the corporation, acting by unanimous written consent, dated July , 2003, passed a resolution declaring that the following change and amendment in the articles of incorporation is advisable.

                  3. That Article III of the Articles of Incorporation of the corporation be deleted in its entirety and the following be substituted therefor:

                  "Article III

                  (a) The corporation shall have authority to issue a total of Ninety-Five Million (95,000,000) shares, of which Ninety Million (90,000,000) shares shall be Common Stock, par value $.001 per share (the "Common Stock"), and Five Million (5,000,000) shares shall be Preferred Stock, par value $.001 per share (the "Preferred Stock").

                  (b) Shares of the Preferred Stock may be issued from time to time in series, and the Board of Directors is authorized, subject to the limitations provided by law, to establish and designate one or more series of the Preferred Stock, to fix the number of shares constituting each series, and to fix the designations and rights, preferences and limitations of each series and the variations and relative rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each series. The authority of the Board of Directors with respect to each series shall include, but shall not be limited to, the authority to determine the following:

                           (i) the designation of such series;

                           (ii) the number of shares initially constituting such
                  series and any increase or decrease (to a number not less than the number of outstanding shares of such series) of the number of shares constituting such series theretofore fixed;

                           (iii) the rate or rates at which dividends on the shares of such series shall be paid, including, without limitation, any methods or procedures for determining such rate or rates, and the conditions on, and the times of, the payment of such dividends, the preference or relation that such dividends shall bear to the dividends payable on any other class or series of stock of the corporation, and whether or not such dividends shall be cumulative and, if so, the date or dates from and after which they shall accumulate;

                           (iv) whether or not the shares of such series shall be redeemable, and, if so, the terms and conditions of such redemption, including, without limitation, the date or dates on or after which such shares shall be redeemable and the amount per share that shall be payable on such redemption, which amount may vary under different conditions and at different redemption dates;

                           (v) the rights to which the  holders of the shares of
                  such series shall be entitled on the voluntary or involuntary liquidation, dissolution or winding up or on any distribution of the assets, of the corporation, which rights may be different in the case of a voluntary liquidation, dissolution or winding up than in the case of such an involuntary event;

                           (vi)  whether or not the shares of such series  shall
                  have voting rights in addition to the voting rights provided by law and, if so, the terms and conditions thereof, including, without limitation, the right of the holders of such shares to vote as a separate class, either alone or with the holders of shares of one or more other series of the Preferred Stock and the right to have more than one vote per share;

                           (vii) whether or not a sinking fund or a purchase fund shall be provided for the redemption or purchase of the shares of such series and, if so, the terms and conditions thereof;

                           (viii) whether or not the shares of such series shall
                  be convertible into, or changeable for, shares of any other class or series of the same or any other class of stock of the corporation and, if so, the terms and conditions of conversion or exchange, including, without limitation, any provision for the adjustment of the conversion or exchange rate or the conversion or exchange price; and

                           (ix) any other relative rights, preferences and
                  limitations.

          All capital stock when issued shall be fully paid and non-assessable. No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock, or any other securities which the corporation may now or hereafter be authorized to issue.

          The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

          Holders of the corporation's Common Stock shall not possess cumulative voting rights at any stockholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special."

                  4. That the number of shares of the corporation outstanding and entitled to vote on said amendment to the Articles of Incorporation is _____________; that the said amendment has been authorized by the vote of stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

         IN WITNESS WHEREOF, the said Whistler Investments, Inc. has caused this certificate to be signed by its president and its secretary and its corporate seal to be hereto affixed this day of , 2004.

                                                    WHISTLER INVESTMENTS, INC.

                                                    By:
                                                                    , President

                                                    By:
                                                                    , Secretary
 (SEAL)
 STATE OF       )
                )                               ss.
 COUNTY OF      )

On          ,  2004, personally  appeared  before  me,     ,  a  Notary  Public,
___________ and ___________ ,who acknowledged that they executed the above instrument.


 /s/
---------------
(Notary Public)
 (SEAL)

                                   APPENDIX B

================================================================================


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 10-KSB/A

[X] Annual Report Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

      For the fiscal year ended January 31, 2004
                                ----------------
[  ] Transition Report Under Section 13 Or 15(d) Of The Securities Exchange
      Act Of 1934

      For the transition period from _____ to _____

COMMISSION FILE NUMBER:          000-33391
                            ------------------

                        WHISTLER INVESTMENTS, INC.
-------------------------------------------------------------------------------
               (Name of small business issuer in its charter)

                NEVADA                        98-0339467
-----------------------------------------     ---------------------------------
(State or other jurisdiction of               (I.R.S. Employer
incorporation or organization)                Identification No.)


5001 East Bonanza Road, Suite 144-145
Las Vegas, Nevada                             89110
-----------------------------------------     ---------------------------------
(Address of principal executive offices)      (Zip Code)

(702) 296-2754
-----------------------------------------
Issuer's telephone number

Securities registered under
Section 12(b) of the Exchange Act:  NONE

Securities registered under
Section 12(g) of the Exchange Act:  COMMON STOCK, PAR VALUE $0.001 PER SHARE

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes  [X]   No  [__]

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]



State issuer's revenues for its most recent fiscal year:  NIL

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of a specified date within the past 60 days. (See definition of affiliate in Rule 12b-2 of the Exchange Act.):

$64,762,252.80 based on the closing price for our shares of common stock of $5.60 on April 23, 2004.

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date. 20,083,683 shares of common stock as at April 23, 2004.

Transitional Small Business Disclosure Format (check one): Yes  [   ]   No  [X]

                                     PART I



                    NOTE REGARDING FORWARD LOOKING STATEMENTS
        CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS
             OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         This Annual Report contains historical information as well as forward-looking statements. Statements looking forward in time are included in this Annual Report pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to be materially different from any future performance suggested herein. We wish to caution readers that in addition to the important factors described elsewhere in this Form 10-KSB, the following forward looking statements, among others, sometimes have affected, and in the future could affect, our actual results and could cause our actual consolidated results during 2004, and beyond, to differ materially from those expressed in any forward-looking statements made by or on our behalf.


ITEM 1. DESCRIPTION OF BUSINESS.

Background
----------

         Whistler Investments, Inc. ("we", "us", the "Company" or "Whistler") was incorporated under the laws of the State of Nevada in April 2000. Since our incorporation, we have been involved in the evaluation of various business opportunities including the exploration of the Queen Mineral Property in British Columbia; the Azra Shopping Center in Las Vegas, which we acquired on April 10, 2002, and disposed of on January 1, 2003; a Vancouver based coffee franchise; producing oil and gas properties in California; and a medical software product and services company. To date, none of these business opportunities has resulted in our generation of meaningful revenue.


         Following the sale of the Azra shopping center near the end of our fiscal year ended January 31, 2003, and our determination made in the first quarter of our last fiscal year not to pursue acquisition of a medical software company, we began to focus our efforts on the development and marketing of electric powered vehicles and products.

         In order to begin to take the necessary steps to begin to implement our new business strategy, on June 27, 2003, we entered into a licensing agreement with NuAge Electric, Inc. ("NuAge"), whereby we agreed to acquire a license, subject to a 20% royalty interest retained by NuAge, to all of NuAge's rights relating to the manufacture and sale of two and three wheel electric vehicles using an electric power drive system technology licensed by NuAge from Nu Pow'r, LLC.

         On October 21, 2003, the original licensing agreement between Whistler and NuAge was terminated. This license agreement with Nu Age Electric Inc. was terminated due to Whistler's concern as to Nu Age's underlying rights to the technologies puportedly being licensed to Whistler. On the same date, we entered into a new licensing and distribution agreement with RV Systems, Inc. ("RV Systems")to acquire the worldwide rights (with the exception of India for the two-and three-wheeled vehicle technology) to sell, distribute and/or manufacture specified products utilizing the portable power systems developed by RV System's affiliate, Lithium House, Inc. ("Lithium House"). RV Systems is the licensee of Lithium House for all product development and applications of portable power systems utilizing Lithium House's proprietary lithium battery technology.

         Our agreement with RV Systems includes licensed technologies in three separate product groups: (i) two- and three-wheeled vehicles to be manufactured and sold in all countries except India; (ii) lawn and garden equipment to be manufactured and sold in all countries; and (iii) Neighborhood Electric Vehicles (NEV's) to be manufactured and sold in all countries. We have also entered into an agreement to retain the services of Mr. Chaz Haba, the founder of Lithium House, to provide technical advice to Whistler's Board of Directors. Mr. Haba is the President of RV Systems, Inc. and the CEO of Lithium House. Mr. Haba has a strong technology background, as one of the engineers involved in the tooling of the microprocessor at the beginning of Intel, and one of the early investors in Apple Computers in the 1970's.

         As of January 31, 2004, Whistler had cash on hand of $169,428. As of January 31, 2004, Whistler's liabilities totaled $695,205 and primarily consisted of a notes payable in the amount of $553,983 due to Salim S. Rana Investments Corp., a major stockholder of the Company, in connection with the acquisition of Azra Center and advances by the same stockholder to Whistler. During the period since its inception on April 12, 2000 to January 31, 2004, Whistler had incurred operating losses totaling $5,728,483. On January 31, 2004, Whistler had a working capital deficiency of $525,777 and a stockholders' deficit of $90,933.


         We had 20,083,683 shares of common stock outstanding as of April 23, 2004. Our common stock is traded on the OTC Bulletin Board. On February 25, 2004, we announced that our Board of Directors had approved a three-for-one forward stock split, which was effective Wednesday, March 10, 2004. Stockholders of record were entitled to three shares of common stock for each share of common stock held on that date.



General
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         We are a development stage technology company. We are engaged in the development and marketing of electric powered vehicles and products, which would be the applications of advanced lithium battery technology developed by Lithium House, utilizing the Lithium Portable Power System technology developed by Mr. Chaz Haba. We have preliminary agreements with the Motorcycle Division and the International Trade Division of Geely Corporation, China.

         We have placed our technology development into three divisions, each a wholly owned subsidiary of the Company, and allocating the licensing rights for the various applications into each applicable division. Global Electric Corp. will hold the licensing rights for all product development other than four-wheeled vehicles. R-Electric Car Co. will hold the licensing rights for product development for all four-wheeled vehicles. Solium Power Corp. will hold the rights for the advanced Lithium/Solar Power System technology developed by Mr. Chaz Haba, for application to residential and commercial properties.

         Under the license agreement with RV Systems, which we signed on October 21, 2003 (the "License Agreement"), we have the worldwide rights to commercialize applications of Lithium House's lithium battery technology to two-, three- and four- wheeled vehicles (except two- and three-wheeled vehicles for India), lawn and garden equipment, watercraft, and the worldwide rights to the advanced Lithium/Solar Power System technology for application to residential and commercial properties.

         Lithium House was founded in 2002 by Charles Haba and designs and builds lithium ion and lithium polymer battery packs and systems. Mr. Haba is the CEO of Lithium House and President of RV Systems, Inc. Prior to the founding of Lithium House, Mr. Haba was involved in the founding of Planet Electric, Inc. (see description under "Item 3. Legal Proceedings" of litigation filed by a stockholder of Planet Electric, Inc.). Lithium House is dedicated to applying its proprietary methods of lithium battery technology to improve performance and reliability for everyday power needs. With its substantial experience building lithium battery systems, Lithium House can provide the exact battery and charger configurations for virtually any application.

Our Licensed Technology
-----------------------

         Under the License Agreement, we own the rights to utilize the lithium ion and lithium polymer battery packs, proprietary controllers and propulsion systems developed by Lithium House in any two-wheel, three-wheel and four-wheel vehicles, as well as any lawn and garden equipment (with the exception of India for the two- and three-wheeled vehicle technology).


The Lithium House Battery Packs We Would Use

         The electric vehicle battery pack performs the same function as the gasoline tank in a conventional vehicle: it stores the energy needed to operate the vehicle.

         We would not be in the business of building battery cells. Lithium House stocks thousands of batteries and has relationships with manufacturers in Korea and China that are capable of large scale production of battery packs. Lithium House's battery packs can be produced in a wide variety of sizes, capacities and voltages as required by the particular product application.


         Lithium House offers battery and charging solutions in seven broad product areas: computers, portable power (such as portable generators ranging from purse-size to rolling generators on wheels), cameras, lighting (including lighting belts and power sources for motion picture cameras, video, sound and production equipment with ranges of 4 to 120 volt applications), recreational/transportation applications (including two- and three-wheeled vehicles and small cars), camping (primarily power packs) and hobby and RC control models.

         Lithium House uses individual lithium ion cells that have 4.2 volts DC and 2.2 amps each and are welded in such a manner (in parallel and series) to provide up to 224 volts DC and 86.016 KW (thus a battery pack can contain up to thousands of the individual cells) depending on the voltage and number of amps required. The battery pack may contain many "packs" of the cells each in a ABS protection shell for protection against abrasion and moisture and will have a separate thermal cut off circuit to prevent over heating and control circuits that will monitor the voltage during discharge and charging to ensure that the pack does not go below a minimum voltage or above a maximum.

Electric Motors

         We are using a variety of electric motors in our prototypes. We are not reliant on any single manufacturer of electric motors. There are a large number of domestic and foreign manufacturers of electric motors, and we anticipate no difficulties in obtaining adequate quantities of the motors with the specifications we require at reasonable commercial prices from a number of these sources.

Products Under Development
--------------------------

         We have products under development in the following categories.

NEV's

         A neighborhood electric vehicle or NEV is a 4-wheeled vehicle, larger than a go cart but smaller than most light-duty passenger vehicles. NEV's are usually configured to carry two or four passengers with a pickup bed. NEV's are defined by the United States National Highway Traffic Safety Administration as subject to Federal Motor Vehicle Safety Standard (FMVSS} No. 500. Per FMVSS 500, NEV's have top speeds between 20 and 25 miles per hour and are defined as "Low Speed Vehicles". FMVSS 500 requires that NEV's be equipped with headlamps, stop lamps, turn signal lamps, tail lamps, reflex reflectors, parking brakes, rear view mirrors, windshields, seat belts, and vehicle identification numbers. About 35 states have passed legislation or regulations allowing NEV's to be licensed and driven on roads that are generally posted at 35 miles per hour or less. While NEV's were initially used in gated communities, they have been increasingly used by the general public for school transportation, shopping and general neighborhood trips. In addition, they are used at military bases, national parks, commercial airports and for local government activities.

         We are developing an electric car and have under development the "R car". We are developing the R Car to carry four passengers, to reach speeds of up to 90 miles per hour and to have a range of approximately 200 miles. The R Car would be subject to Federal approvals in effect for passenger cars, including safety standards.

         We believe that the most important characteristic of our technology is that the Lithium House battery power source we intend to use is much more efficient and powerful than other battery power sources. Vehicles utilizing this technology have the ability to travel far greater distances, can recharge in less time and also benefit from weight reduction, as compared with vehicles using other battery powered systems. One of the major historic hurdles facing electric vehicle manufacturers is that most power sources would not allow the vehicle to travel over 100 miles before needing to be recharged. We believe that we can produce electric powered vehicles with a travel range greater than 200 miles.

         A significant difference between electric vehicles and gasoline-powered vehicles is the number of moving parts. The electric vehicle motor has one moving part, the shaft, whereas the gasoline-powered vehicle's motor has numerous moving parts. Fewer moving parts in the electric vehicle leads to another important difference: the electric vehicle requires less periodic maintenance and is more reliable. The gasoline-powered vehicle requires a wide range of maintenance, from frequent oil changes filter replacements, periodic tune ups, and exhaust system repairs, to the less frequent component replacement, such as the water pump, fuel pump, alternator, etc. The electric vehicle's maintenance requirements are fewer, and therefore the maintenance costs are lower. The electric motor's one moving part, the shaft, is very reliable and requires little or no maintenance. The controller and charger are electronic devices with no moving parts, and they require little or no maintenance. Electric vehicle batteries are sealed and are maintenance free, However, the life of these batteries is limited, and batteries will require periodic replacement. New batteries are being developed that will not only extend the range of electric vehicles, but will also extend the life of the battery pack which may eliminate the need to replace the battery pack during the life of the vehicle.


Lawn and Garden Equipment

         We have not commenced active product development in the lawn and garden equipment product category. We plan to approach major manufacturers of these products with regard to joint product development.


ATV's

         We have completed conversion of ATV's that are now being tested. Conversion of ATV's currently involves conversion of five small two-passenger ATV's we purchased at Geely and a four-wheel drive, two-passenger ATV with a truck bed. We have converted one of the Geely ATV's and the four-wheel drive, two-passenger ATV, and plan to send them back to Geely in China for pre-production and production manufacturing. We have also developed what we view as a next generation ATV with four-wheel independent suspension produced by a major ATV manufacturer. This is planned to be the first "stealth" (or totally quiet) ATV. This ATV was displayed at the Globe 2004 exposition in Vancouver, B.C., Canada.


Current Joint Venture Negotiations in Progress
----------------------------------------------

China

Upon invitation from Geely Corporation, we and Mr. Chaz Haba have traveled to China and met with the Motorcycle Division and the International Trade Division of Geely Corporation. We are currently in the process of incorporating in China to position ourselves for pursuit of joint ventures. We have signed an agreement with Geely for conversion of two-wheeled vehicles, which is planned to be superseded by a proposed joint agreement. We will receive two-wheeled "Zebra" motor bikes from Geely for conversion to lithium battery electric power systems. After conversion, we plan to use the bikes for beta testing in the United States and China for rentals and other niche markets. We have leased space near the Lithium House office in Van Nuys, California, for this purpose.

India

         We are currently in discussions with Loveson of Bombay India for the manufacture of bicycles to be converted into electric bikes.

Powerski

 On December 30, 2003 we announced that we started a joint venture pursuant to an agreement with Powerski International, to create another model of Powerski's flagship product, the Powerski Jetboard(TM), powered with a Lithium-ion electric motor. Our agreement with Powerski has expired, and we intend to proceed with development of this model jetboard when electric motor parts on order are delivered. Once the parts are delivered and the new model jetboard is assembled, we would determine whether to initiate negotiations for a new agreement with Powerski.


U.S. Navy

         On February 5, 2004 we announced the initiation of a lithium-ion conversion project with the United States Navy. The project will serve as a trial, and the development and implementation of this project will take place within our facilities in Van Nuys, California. We have funded the initial 3kw prototype for this project, and we anticipate the prototype will be ready for testing by the Navy in the second quarter of 2004.

Electric Cars

         We are working with California-based Cinema Vehicles to develop and build what we have designated as the "R-Car". Cinema Vehicles is an established motion picture vehicle service company. The anticipated use for the R-Car is for medium to long-range trips, as well as neighborhood use.

         The motor was balanced, matched to a 6-speed transmission, and tested in April 2004. Mr. Haba and his engineers have been working closely with Cinema Vehicles regarding the mechanical aspects of this development -- we are anticipating that this vehicle will be able to travel at speeds up to 90 mph with a range of up to 200 miles. The vehicle is currently under testing.

Austin Energy

         On February 27, 2004, we received a letter from the City of Austin in respect to the conversion of vehicles for the City of Austin, TX, subsequent to a senior level meeting between Mark Kapner, Senior Strategic Planner for the City of Austin, Mr. Chaz Haba and representatives of Whistler, at their development facility at Lithium House in Van Nuys, California. We have purchased a 2004 Chrysler PT Cruiser -- we are commencing work on the prototype for Austin Energy, and hope to have it ready for testing in the second quarter of this year.


Solium Power Corp.

         Our Lithium Solar House ("LSH") project will be under the direction of Chaz Haba and is to provide a test bed for an alternative source of power to the home -- not connected to the power grid. The power source will be Solar Panels for charging of the Lithium Ion Batteries, which are used for storage of the power. The system will supply DC power for the home and all appliances (using from 12 volts to 48 volts), lighting, heat, air, etc., and will involve a site in Van Nuys, California. We have now received the plans approved by the City of Van Nuys and are currently renovating this Solar House. The costs involved in renovating the Solar House are $135,000. The Solar House is immediately adjacent to Lithium House's facility in Van Nuys, California.


Other Initiatives

         We believe that the keys to our success in the future will be to aggressively pursue the most opportunistic markets and to concentrate our resources on the market(s) that have the most return for the time and effort expended. We have also initiated with the Mayor of Mexico City a project aimed at converting pre-existing vehicles in Latin America to electric propulsion units. Negotiations for the conversion of several vehicles are now underway. It is anticipated that the first conversions will be taxi cabs located in Mexico City. Mexico City has the world's worst air pollution, according to the United Nations, due primarily to vehicle emissions. The zero-emission vehicle projects are aimed at reducing harmful contaminants in the city's air, while providing usable cost-efficient alternate energy sources in public transit vehicles.

Manufacturing
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         We intend to manufacture the lithium power paks in China and Korea, and to market them by way of infomercials, as well as by utilizing distributors in Canada and the United States. We have no agreements in place with distributors.

Competition
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         The discussion below identifies some of our principal competitors in the electric vehicle and bicycle areas.

         The Reva Electric Car Company, based in Bangalore, India, was incorporated in 1995 as a joint venture between the Bangalore based Maini Group and AEVT Inc of Irvindale, California, to manufacture electric vehicles for city mobility. This company produces a two-door sedan seating two adults in the front and two children at the back.

         ZAP, headquartered in Santa Rosa, California, is a principal competitor in electric cars, electric bicycles, electric scooters, seascooters, and other electric products.

         Powabyke, headquartered in Bath, United Kingdom, offers a wide range of electric bikes in the UK and worldwide.


Our Portable Power System License Agreement
-------------------------------------------

         On October 21, 2003, the original Licensing Agreement between the Company and Nu Age Electric Inc that we had entered into on June 27, 2003, was terminated. This original Licensing Agreement covered the license to us, through Nu Age Electric Inc., of certain of the products described below that we now license directly from Lithium House. Each party to the amendment terminating this licensing agreement agreed to indemnify the other party and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses (including, but not limited to, any and all expenses reasonably incurred in investigating or defending against any litigation commenced or threatened or any claim whatsoever) which the indemnified Party may sustain or incur resulting from actions of the indemnifying party in connection with that licensing agreement or the breach by the indemnifying party of any material representation, warranty, or covenant made by it in that licensing agreement.

         On October 21, 2003, we entered into our current License Agreement with RV Systems, Inc., a Nevada corporation, for the worldwide arena (with the exception of India for the two- and three-wheeled vehicle technology) to sell, distribute and/or manufacture (or arrange for the sale, distribution or manufacture of) specified products utilizing the portable power systems (the "Licensed Technologies"), developed by Lithium House, with principal offices located in Van Nuys, California. Lithium House is an affiliate of RV Systems, and has licensed all product development to RV Systems for the two-, three- and four- wheel vehicles, watercraft, the solar house and a non-exclusive license for battery power packs.

         The License Agreement with RV Systems covers Licensed Technologies in three separate product groups: two- and three-wheeled vehicles to be manufactured and sold in all countries of the world except India; lawn and garden equipment to be manufactured and sold in all countries of the world; and Neighborhood Electric Vehicles to be manufactured and sold in all countries of the world.


Two- and Three-Wheeled Vehicles

  1.     Motorcycle product - Identification/model:  Stealth H (Harley type)
  2. Two-Wheel Vehicle - Identification/model: Stealth V (Vespa-type scooter)
  3. Two-Wheel Bicycle - Recumbent style with motor in the front wheel and batteries in the bicycle frame
  4. Three-wheel bicycle or a three-wheel motorcycle, commonly referred to as trikes or Tuk-Tuk's (as in the Thailand style three-wheel taxis).


Lawn and Garden Equipment

Lawn and garden will include two and four wheel electric mowers. It will also include leaf blowers and any electric rotating lawn tool (e.g., edgers, roto-tillers).


Neighborhood Electric Vehicles

Neighborhood electric vehicles include four wheel neighborhood electric vehicles ("NEV's")

         Subject to the terms of this License Agreement, RV Systems, as Licensor, has granted to us, during the term of the License Agreement, and upon the terms and conditions set forth in the License Agreement, a non-assignable right and license to market, sell, manufacture, and distribute the Licensed Technologies in all countries of the world, with the exception of India for two- and three-wheeled vehicles. We have the right, upon receipt of written approval and due diligence by the Licensor, to sublicense any of the rights and licenses granted in the License Agreement to or enter into distribution agreements with third parties ("Sublicensees") with the written consent of Licensor to the sublicense or distribution agreement and the approval of Licensor of the related agreement or agreements with the particular Sublicensee, which consent or approval shall not unreasonably be withheld.

         The term of the License Agreement commenced on October 21, 2003, and continues for a period of five License Years. NEV's were added to the Licensed Technologies on November 14, 2003. The term is automatically renewed for three succeeding License Years unless earlier terminated by either party upon not less than 90 days prior written notice to the other of intent to terminate.

License Payments

The Company is required to pay the Licensor the technology payments (the "Technology Payments") (to be paid to Lithium House) as specified in the License Agreement ($100,000 for two- and three-wheeled vehicles, and $50,000 for lawn and garden equipment) to be paid on or before October 31, 2003. For NEV's we are required to pay $250,000 no later than December 31, 2003, with a weekly minimum of $15,000. We are also required to pay Licensor product development payments of $400,000, on or before December 31, 2003, with a weekly minimum of $15,000, for two- and three-wheeled vehicles; $200,000 for lawn and garden equipment, on or before December 31, 2003, with a weekly minimum of $15,000; and $1,000,000, payable no later than March 31, 2004, with a weekly minimum of $35,000 for NEV's ("Product Development Payments"). We have signed additional amendments to the License Agreement as of January 5, February 2 and March 20, 2004, covering power systems for watercraft, solar houses and lithium battery power packs, respectively. These additional agreements require Technology and Product Development Payments of $2,500,000 ($250,000 for watercraft, due no later than March 31, 2004; $2,000,000 for solar houses, $500,000 of which is payable no later than March 31, 2004, and $1,500,000, due no later than October 31, 2004; and $250,000 for lithium battery power packs, $50,000 of which is payable no later than June 30, 2004 and $200,000 of which is payable no later than September 30, 2004. As of January 31, 2004, $1,385,000 in license fee payments were due under the License Agreement, and we had paid $443,400 in license fees as of that date. Total license fees payable under the License Agreement and amendments are $4,500,000, leaving approximately $4,000,000 in license fees payable subsequent to January 31, 2004.

Pursuant to a letter agreement dated February 3, 2004, Whistler is required to pay to RV Systems, Inc. a minimum of $35,000 per week, notwithstanding any payments required under licensing agreements, and Whistler and RV Systems are currently operating under the payment structure provided in the letter agreement.

         As reimbursement to the Company, Licensor is required to pay to us the proceeds from any sales by Licensor of product inventory manufactured with the financing provided by the Product Development Payments as and when that product inventory is sold by Licensor.


         We (or our Sublicensees) are required to pay royalties to Licensor as to be specified for each of the Licensed Technologies, or products or applications utilizing such Licensed Technology, in the License Agreement ("Royalties"). The particular royalty payment levels are to be agreed upon when we enter into sublicense agreements or commence manufacturing or distribution operations ourselves. We are responsible for the collection of any Royalty payments due from our Sublicensees and remittance of such royalty payments to the Licensor, unless direct payment of royalties to Licensor by a Sublicensee is provided for in the applicable Addendum to the License Agreement.


         If the Company fails to make any payment due under the License Agreement, (a) we are obligated to pay interest thereon from and including the date such payment becomes due until the entire amount is paid in full at a rate equal to three percent (3%) per annum over the prime rate charged by CitiBank, N.A., New York as of the close of business on the date the payment first becomes due, but in no event greater than the highest rate permitted by law; (b) if such a default shall continue uncured for a period of sixty (60 days) after written notice is received by the Company, the Licensor then shall have the right to terminate the License Agreement immediately upon notification to us by the Licensor to terminate. If such default is by a Sublicensee, we shall provide the notice referred to above and shall follow Licensor's instructions as to termination of the particular Sublicensee's rights as to the Licensed Technologies.

         We shall have the option of preventing the termination of the License Agreement by taking corrective action that cures the default, if such corrective action is taken prior to the end of the 60-day cure period and if there are no other defaults during such time period. If the Licensor or the Company otherwise fails to perform any of the material terms, conditions, agreements or covenants in the License Agreement on its part to be performed (hereinafter referred to as "other default") and such other default is not curable, or if such default is curable but continues uncured for a period of sixty (60) days after notice thereof has been given to the defaulting party in writing by the other party or all reasonable steps necessary to cure such other default have not been taken by the defaulting party within sixty (60) days after notice thereof has been given to the defaulting party in writing by the other party or all reasonable steps necessary to cure such other default have not been taken by the defaulting party within such sixty (60) day period, the other party at its sole election may terminate the License Agreement forthwith by written notice. If we file a petition in bankruptcy, are adjudicated as bankrupt or file a petition or otherwise seek relief under or pursuant to any bankruptcy, insolvency or reorganization statute or proceeding or if a petition in bankruptcy is filed against us, which is not vacated within sixty (60 ) days, or we become insolvent or make an assignment for the benefit of its creditors or a custodian receiver or trustee is appointed for us or a substantial portion of our business assets, which is not discharged within sixty (60) days, the License Agreement by its terms terminates automatically and forthwith. No assignee for the benefit of creditors, custodian, trustee in bankruptcy or any official charged with taking over custody of our assets or business shall have any right to continue the License Agreement or to exploit or in any way use the Licensed Technologies if the License Agreement terminates; provided, however, that a termination under the License Agreement as to a particular Sublicensee and Licensed Technologies to that Sublicensee would not affect the validity of the License Agreement or our status under the License Agreement or that of other Sublicensees not in default.

Subsidiaries

         We are restructuring by putting in place three divisions, each a wholly owned subsidiary of Whistler, incorporated after year end, and allocating the licensing rights for the various applications into each applicable division. Global Electric Corp will hold the licensing rights for all product development other than four-wheeled vehicles. R-Electric Car Co. will hold the licensing rights for product development for all four-wheeled vehicles. Solium Power Corp will hold the rights for the advanced Lithium/Solar Power System technology developed by Mr. Chaz Haba, for application to residential and commercial properties.


Employees

         As of the date of this report, we do not have any employees other than our President and CEO, Holly Roseberry.

Research and Development Expenditures
-------------------------------------

         We incurred research and development expenditures of $20,268 in our fiscal year ended January 31, 2004. We incurred no such expenditures in our prior fiscal year.


Patents and Trademarks

         Neither the Company, nor Lithium House or RV Systems, owns, either legally or beneficially, any patents or trademarks.

Risk Factors
------------

         You should be particularly aware of the inherent risks associated with our business plan. These risks include but are not limited to:

WE ARE A DEVELOPMENT STAGE BUSINESS

         We have had no revenues from joint ventures or sales of our products, nor have we signed any definitive joint venture agreements to commercialize any of our products. As of April 23, 2004, we had cash on hand of $1,201,459. As of

January 31, 2004, Whistler's liabilities totaled $695,205 and primarily consisted of a notes payable in the amount of $553,983 due to a stockholder in connection with the acquisition of Azra Center and advances to the Company made by that stockholder. During the period since its inception on April 12, 2000 to January 31, 2004, Whistler had incurred operating losses totaling $5,728,483. On January 31, 2004, Whistler had a working capital deficiency of $525,777 and a stockholders' deficit of $90,933. We expect that we will continue to incur operating losses in the future. Failure to achieve or maintain profitability may materially and adversely affect the future value of our common stock.


IF WE DO NOT OBTAIN ADDITIONAL FINANCING, OUR BUSINESS WILL FAIL

         Our current operating funds are less than necessary to complete the license payments to RV Systems for commercialization of products utilizing Lithium House portable power systems under the License Agreement, and therefore we will need to obtain additional financing in order to complete our business plan. Our business plan will require substantial additional financing in connection with the initial commercialization of the products under the License Agreement.

         We do not currently have any arrangements for financing and we may not be able to find such financing if required. The agreements we have with Dutchess Private Equities Fund, L.P. ("Dutchess")for an equity line common stock financing commitment would be subject to the filing of a registration statement with the Securities and Exchange Commission and effectiveness of such registration statement, as well as the existence at that time of a market for our common stock that would support resales of common stock by Dutchess when we would exercise our rights to "put" our common stock to Dutchess under these agreements. Obtaining additional financing other than this equity line would be subject to a number of factors, including investor sentiment. Market factors may make the timing, amount, terms or conditions of additional financing, including this equity line, unavailable to us.

WE HAVE BEEN THE SUBJECT OF A GOING CONCERN OPINION FROM OUR INDEPENDENT AUDITORS, WHICH MEANS THAT WE MAY NOT BE ABLE TO CONTINUE OPERATIONS UNLESS WE OBTAIN ADDITIONAL FUNDING


         Our independent auditors have added an explanatory paragraph to their audit opinions, issued in connection with our financial statements, which states that our ability to continue as a going concern is uncertain.


WE ARE SUBJECT TO ALL OF THE RISKS OF A NEW BUSINESS

         Because we have only recently commenced business operations, we face a high risk of business failure. We have not earned any revenues as of the date of this report. Potential investors should be aware of the difficulties normally encountered by new companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the commercialization of the products under the License Agreement. These potential problems include, but are not limited to, unanticipated problems relating to product development, problems arranging and negotiating arrangements with sublicensees or joint venture partners, and additional costs and expenses that may exceed current estimates. We have no history upon which to base any assumption as to the likelihood that our business will prove successful, and investors should be aware that there is a substantial risk that we would not generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will most likely fail.

         Because we have only recently commenced business operations, we expect to incur operating losses for the foreseeable future


OUR MANAGEMENT HAS LIMITED EXPERIENCE IN PRODUCTS UTILIZING ELECTRIC BATTERY POWER AND WITH NEGOTIATING COMMERCIAL ARRANGEMENTS FOR SUCH PRODUCTS

         Our management has only limited experience in negotiating sublicenses or joint ventures for and commercializing the types of products covered by the License Agreement. As a result of this inexperience, there is a higher risk of our being unable to complete our business plan to negotiate profitable sublicenses or joint ventures for our lithium ion battery powered products. Because of the intense competition in for our licensed products under the License Agreement, there is substantial risk that we will not successfully commercialize these products.

WE ARE CURRENTLY IN LITIGATION WITH A FORMER EMPLOYER OF CHAZ HABA

        We are currently in litigation, with Michael McDermott, as a stockholder of Planet Electric, Inc. and purportedly on behalf of Planet Electric in the Los Angeles Superior Court. Charles Haba, a consultant to the Company, was one of the founders of Planet Electric and is the plaintiff in this case along with Lithium House and other entities. If the relief requested by the plaintiffs in the cross complaint of the defendants in this suit were granted, we could be liable for damages as requested by defendants for conversion of Planet Electric assets and conspiracy to convert such assets. See "ITEM 3--Pending Legal Proceedings" for a description of this case.


OUR PRODUCTS WILL BE HIGHLY REGULATED

         Our products in development, particularly the NEV's, are highly regulated. There is a possibility that the regulatory review and compliance process could consume significant time and resources and adversely affect the timing of our bringing products to market, as well as the profitability of such products once regulatory approvals are obtained.


OUR BUSINESS IS SUBJECT TO SUBSTANTIAL RISKS

         The electric battery powered product market is extremely competitive and risky. We are competing against numerous competitors with substantially greater financial resources than us, and due to the difficulties of entry into these markets, we may unsuccessful and not be able to complete our business plan.


ITEM 2.     DESCRIPTION OF PROPERTY.

Our mailing address is 5001 East Bonanza Road, Suite 144-145, Las Vegas, Nevada, 89110, for which we pay $10 per month, on a month to month basis. We also have an office at 7126 Sophia Ave, Van Nuys CA, for which we pay as rent the monthly mortgage payment of $2009.58 to the owner of the property, Sophiahouse Inc. and an office at 595 Hornby St. Suite 603, Vancouver, BC. Canada, for which we also pay monthly rent of $2,000, where we do not have a lease. We have leased approximately 5,000 square feet of space near the Lithium House offices for the planned retrofitting of 100 motor bikes to be shipped by Geely to us in early July, 2004. The lease is for four months commencing July 1, 2004, at a monthly rental of $3,500. We have paid the rent for this facility in advance.

ITEM 3.     LEGAL PROCEEDINGS.

         Other than as described below, we are not a party to any material legal proceedings and to our knowledge, no such proceedings are threatened or contemplated. At this time we have no bankruptcy, receivership or similar proceedings pending.

Planet Electric, Inc. Stockholder Litigation

         On October 17, 2003, we were served with a complaint filed on October 15, 2003, by Michael McDermott, as a stockholder of Planet Electric, Inc. and purportedly on behalf of Planet Electric in the United States District Court for the Central District of California. Charles (Chaz) Haba was one of the founders of Planet Electric, and was associated with that company from until early 2002. The complaint listed Charles Haba, other individuals, Lithium House, Inc., Nupow'r LLC, Nu Age Electric, Inc., Dynamic Concepts aka NPDI, and Whistler Investments, Inc. as defendants. The complaint sought an injunction prohibiting certain defendants from continuing their business relationship and transfer of alleged Planet Electric trade secrets or processes and also sought damages for: patent infringement against Charles Haba, companies that Mr. Haba has been associated with since his involvement with Planet Electric, and Whistler; breach of fiduciary duty against Mr. Haba; breach of confidential relationship against Mr. Haba; conversion against Mr. Haba and certain other individual defendants; various business torts against Mr. Haba, Lithium House, NuPow'r and Nu Age; trade secret misappropriation against all defendants.

         On June 29, 2004, the parties stipulated to dismiss this case.

Charles Haba v. Planet Electric, Inc.

         In this action, Charles Haba, is suing for breach of his employment agreement and breach of a note against his former employer, Planet Electric, Inc. in the Los Angeles County Superior Court. Planet Electric, Inc. has filed a cross-complaint against same defendants as the above-mentioned shareholder derivative suit, including Whistler Investments, Inc. The proposed cross-complaint adds claims for conversion and conspiracy to convert assets of Planet Electric, Inc. against Whistler Investments, Inc. The plaintiffs in this action intend to move for dismissal of the cross complaint."

Securities and Exchange Commission Inquiry

On July 30, 2004, Whistler received a request for voluntary production of documents and information pursuant to a Securities and Exchange Commission informal inquiry. The documents requested include those related to Whistler's stock issuances, its major corporate transactions, including the Azra shopping center, the Queens mineral property and the licensing agreements with RV Systems, and to its agreements with consultants and related parties, as well as those relating to potential joint venture partners and customers. Whistler is fully cooperating with the Commission in response to its request for information.


ITEM 4.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were submitted to our security holders for a vote during the fourth quarter of our fiscal year ending January 31, 2004.

                                     PART II

ITEM 5.     MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER
            MATTERS.

Our shares of common stock trade have traded on the NASD OTC Bulletin Board since March 4, 2002. The OTC Bulletin Board is a network of security dealers who buy and sell stock. A computer network that provides information on current "bids" and "asks", as well as volume information, connects the dealers. The following table sets forth the high and low closing prices of our common shares traded on the OTC Bulletin Board:

Period                                        High               Low
------                                        ----               ---

March 4, 2002 to April 30, 2002              no trades
May 1, 2002 to July 31, 2002                 $1.07             $0.20
August 1, 2002 to October 31, 2002           $1.01             $0.08
November 1, 2002 to January 31, 2003         $0.14             $0.08
February 1, 2003 to April 30, 2003           $0.30             $0.08
May 1, 2003 to July 10, 2003                 $0.29             $0.08
July 11, 2003 to July 31, 2003*              $4.00             $1.29
August 1, 2003 to October 31, 2003           $7.00             $3.65
November 1, 2003 to January 31, 2004         $8.50             $3.65
February 1, 2004 to March 9, 2004            $12.35            $7.90
March 10, 2004 to April 30, 2004**           $7.39             $3.45


-------------
* Following ten-for-one reverse split effective July 11, 2003 ** Following three-for-one forward split effective March 10, 2004

The above quotations are taken from information provided by Canada Stockwatch and reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Holders of Common Stock

As of April 12, 2004, we had 31 holders of record of our common stock.


Dividends

Our current policy is to retain any earnings in order to finance the expansion of our operations. Our board of directors will determine future declaration and payment of dividends, if any, in light of the then-current conditions they deem relevant and in accordance with the Nevada Revised Statutes.

Recent Sales of Unregistered Securities

-------------------- -------------------------------- --------------------- ------------------- ------------------------------
Date                 Title and Amount                 Purchasers                Principal              Total Offering
----                 ----------------                 ----------                ----------             --------------
                                                                               Underwriter       Price/Underwriting Discounts
                                                                               ----------        ----------------------------
-------------------- -------------------------------- --------------------- ------------------- ------------------------------
April 15, 2002       40,000,000 shares of Common      Salim S. Rana                 NA               $.01 per share/NA
                     Stock issued to the vendor of    Investments Corp.
                     the  Azra Shopping Center.*
-------------------- -------------------------------- --------------------- ------------------- ------------------------------

8/12/03              1,125,000 shares of Common       International                 NA                       NA
                     Stock issued in escrow in        Business
                     connection with proposed         Consultants GMBH
                     financing transaction*
-------------------- -------------------------------- --------------------- ------------------- ------------------------------

12/09/03             1,250 shares of Common Stock**    Consultant (Christopher      NA               $1.12 per share/NA
                                                       Gilcher)
-------------------- -------------------------------- --------------------- ------------------- ------------------------------

12/09/03             1,250 shares of Common Stock**    Consultant (Seth             NA               $1.12 per share/NA
                                                       Farber)
-------------------- -------------------------------- --------------------- ------------------- ------------------------------

1/14/03              2,500 shares of Common Stock*** Consultant (Pilot Capital)     NA               $2.17 per share
-------------------- -------------------------------- --------------------- ------------------- ------------------------------


*These shares were issued pursuant to Section 4(2) of the Securities Act to a limited number of indivicuals and are restricted shares as defined in the Securities Act. With regard to the shares issued to Salim S. Rana Investments Corp. ("SSRIC"), the vendor of the Azra Shopping Center, SSRIC is owned by one individual, Salim R. Rana, an accredited investor, and that therefore the transaction was exempt from registration under the Securities Act of 1933, as amended, under section 4(2) thereof, as a transaction not involving any public offering.

**The shares issued on December 12, 2003 and January 14, 2004 were issued to individual consultants for consulting services related to research on the Company's potential business in the lithium power area and potential alliance partners. The exchange value of their services for the shares issued for such services was determined by reference to the market price of Whistler's common stock. The transactions are viewed as exempt from registration under the Securities Act of 1933, as amended, under section 4(2) thereof, as a transaction not involving any public offering.

***The exchange value of the shares issued to Pilot Capital for business development consulting services was determined by negotiations between Pilot Capital and Whistler. This transaction is viewed as exempt from registration under the Securities Act of 1933, as amended, under section 4(2) thereof, as a transaction not involving any public offering.




Securities Authorized for Issuance under Equity Compensation Plans


         The following table sets forth information with respect to our common stock issued and available to be issued under outstanding options, warrants and rights.

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                (a)                          (b)                          (c)
Plan category                   Number of securities to be   Weighted-average exercise    Number of securities
                                issued upon exercise of      price of outstanding         remaining available for
                                outstanding options,         options, warrants and        future issuance under
                                warrants and rights          rights                       equity compensation
                                                                                          plans
                                                                                          (excluding securities
                                                                                          reflected in column (a))
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans
approved by security holders
------------------------------- ---------------------------- ---------------------------- ----------------------------

Equity compensation plans not
approved by security holders             1,214,000                      $.75                          -0-
------------------------------- ---------------------------- ---------------------------- ----------------------------

Total                                    1,214,000                      $.75                          -0-
------------------------------- ---------------------------- ---------------------------- ----------------------------

2003 Restricted Stock Plan

On July 17, 2003, the Board of Directors of the Company adopted the 2003 Restricted Stock Plan (the "Plan"), pursuant to which 6,000,000 shares of common stock (adjusted for the three-for-one forward split effective March 10, 2003) were reserved for issuance to eligible participants under the Plan. Such eligible participants include any person who is an employee of or consultant or advisor to Whistler and who provides bona fide services for Whistler, where the services are not in connection with the offer or sale of securities in a capital raising transaction and where the services do not directly or indirectly promote or maintain a market for Whistler's common stock. In no case may an award be made under the Plan where the common stock granted in the award is not eligible for registration pursuant to Form S-8 (or any successor form promulgated for the same general purposes by the Securities and Exchange Commission) under the Securities Act of 1933, as amended.

The Plan is administered by the Board of Directors of Enterprises. Subject to the express limitations of the Plan, the Board has authority in its discretion to determine the eligible persons to whom, and the time or times at which, restricted stock awards may be granted, the number of shares subject to each award, the time or times at which an award will become vested, the performance criteria, business or performance goals or other conditions of an award, and all other terms of the award. The Board also has discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration. The Board may prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Board are final, conclusive, and binding upon all parties.


ITEM 6.     MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

FORWARD LOOKING STATEMENTS

This annual report contains forward-looking statements that involve risks and uncertainties. We use words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements. You should not place too much reliance on these forward-looking statements. Our actual results are likely to differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in this section.

Results Of Operations for the Year Ended January 31, 2004

We incurred a net loss of $5,261,224 for the year ended January 31, 2004 including $4,394,000 in stock based compensation relating to our grant of stock options to an employee and consultants during the year, license fee expense of $443,400, management fees of $178,996, general and administrative costs of $97,515, professional fees of $87,635, $16,304 in rent and office costs, and $2,420 in depreciation expense relating to computer equipment, furniture and fixtures, and interest expense of $24,070. The stock based compensation of $4,394,000 is based on granting of 3,285,000 options (3:1 forward split adjusted) with an exercise price of $0.25 (3:1 forward split adjusted) when the fair market value was an average of $1.33 (3:1 forward split adjusted). See Footnote 5(b)to the Financial Statements) for a discussion of interest expense relating to the Azra shopping center debt paid to Salim S. Rana Investments Corp.


Our net loss for the twelve-month period ended January 31, 2004 increased substantially from the comparative period in fiscal 2003 (from $825,493 in 2003 to $5,261,224 in 2004). This was primarily due to the previously mentioned stock based compensation in 2004 recorded at $4,394,000 and 2004 license fee expense of $443,400, compared with none in either category in 2003, and increases in administrative costs from $23,082 in 2003 to $97,515 in 2004, and management and consulting fees from $11,500 in 2003 to $178,996 in 2004, resulting from a general increase in our business activities. We also incurred interest expense of $24,070 related to amounts owing on overdue notes payable to related parties.

PLAN OF OPERATION

During the period since inception on April 12, 2000 to January 31, 2004, we have incurred operating losses aggregating $6,160,108. At January 31, 2004, we had a working capital deficiency of $525,957 and a stockholders' deficit of $522,558. The continuation of the Company as a going concern is dependent upon the continued financial support from our shareholders, our ability to obtain necessary equity financing to continue operations, and the attainment of profitable operations. Our auditors have expressed substantial doubt concerning our ability to continue as a going concern.

As of January 31, 2004, we had cash on hand of $169,428. Our liabilities at the same date totaled $695,205. We anticipate that our license fee expense to acquire the licenses from RV Systems, Inc. will be in excess of $4,000,000, if we secure rights to all licensed products. We do not have sufficient cash on hand to meet these anticipated obligations.


Distribution and Licensing Agreement With RV Systems, Inc.

         On October 21, 2003, we entered into the new License Agreement with RV Systems for the worldwide arena (with the exception of India for the two- and three-wheeled vehicle technology) to sell, distribute and/or manufacture (or arrange for the sale, distribution or manufacture of) specified products utilizing the portable power systems (the "Licensed Technologies"), developed by Lithium House. Lithium House is an affiliate of RV Systems, and has licensed all product development to RV Systems for products and applications of portable power systems utilizing Lithium House's proprietary lithium battery technology. The License Agreement with RV Systems covers Licensed Technologies in three separate product groups: two- and three-wheeled vehicles to be manufactured and sold in all countries of the world except India; lawn and garden equipment to be manufactured and sold in all countries of the world;and NEV's to be manufactured and sold in all countries of the world.

         Subject to the terms of the License Agreement, RV Systems, as Licensor, has granted to us, during the term of the License Agreement, and upon the terms and conditions set forth in the License Agreement, a non-assignable right and license to market, sell, manufacture, and distribute the Licensed Technologies in all countries of the world, with the exception of India for two- and three-wheeled vehicles. We have the right, upon receipt of written approval and due diligence by the Licensor, to sublicense any of the rights and licenses granted in the License Agreement to or enter into distribution agreements with third parties ("Sublicensees") with the written consent of Licensor to the sublicense or distribution agreement and the approval of Licensor of the related agreement or agreements with the particular Sublicensee, which consent or approval shall not unreasonably be withheld.

         The term of the License Agreement commenced on October 21, 2003, and continues for a period of five License Years. NEV's were added to the Licensed Technologies on November 14, 2003. The term is automatically renewed for three succeeding License Years unless earlier terminated by either party upon not less than 90 days prior written notice to the other of intent to terminate.

The Company is required to pay the Licensor the technology payments (the "Technology Payments") (to be paid to Lithium House) as specified in the License Agreement ($100,000 for two- and three-wheeled vehicles, and $50,000 for lawn and garden equipment) to be paid on or before October 31, 2003. For NEV's we are required to pay $250,000 no later than December 31, 2003, with a weekly minimum of $15,000. We are also required to pay Licensor product development payments of $400,000, on or before December 31, 2003, with a weekly minimum of $15,000, for two- and three-wheeled vehicles; $200,000 for lawn and garden equipment, on or before December 31, 2003, with a weekly minimum of $15,000; and $1,000,000, payable no later than March 31, 2004, with a weekly minimum of $35,000 for NEV's ("Product Development Payments"). We have signed additional amendments to the License Agreement as of January 5, February 2 and March 20, 2004, covering power systems for watercraft, solar houses and lithium battery power packs, respectively. These additional agreements require Technology and Product

Development Payments of $2,500,000 ($250,000 for watercraft, due no later than March 31, 2004; $2,000,000 for solar houses, $500,000 of which is payable no later than March 31, 2004, and $1,500,000, due no later than October 31, 2004; and $250,000 for lithium battery power packs, $50,000 of which is payable no later than June 30, 2004 and $200,000 of which is payable no later than September 30, 2004. As of January 31, 2004, $1,385,000 in license fee payments were due under the License Agreement, and we had paid $443,400 in license fees as of that date. Total license fees payable under the License Agreement and amendments are $4,500,000, leaving approximately $4,000,000 in license fees payable subsequent to January 31, 2004.

Pursuant to a letter agreement dated February 3, 2004, Whistler is required to pay to RV Systems, Inc. a minimum of $35,000 per week, notwithstanding any payments required under licensing agreements, and Whistler and RV Systems are currently operating under the payment structure provided in the letter agreement; accordingly, there have been no consequences of our failure to have paid certain license fee amounts on time by January 31, 2004, or thereafter."


Commercial Initiatives

     We have commercial initiatives in China with Geely Corporation. The proposed joint venture agreement with Geely has been drafted. The party to the agreement for Whistler would be a Chinese company owned by a Whistler Hong Kong subsidiary. The Chinese company is expected to be formed and the joint venture agreement signed by the end of 2004. We are in discussions with Loveson of
Bombay, India, for the manufacture of bicycles to be converted into electric bikes. We are also working with the U.S. Navy, Cinema Vehicles for the development of an electric vehicle designated as the "R-Car". We have received a letter from the City of Austin, relating to the conversion of vehicles for the City of Austin, TX, and are constructing a lithium power solar house in Van Nuys, California. On February 27, 2004, we received a letter from the City of Austin in respect subsequent to a senior level meeting between Mark Kapner,
Senior  Strategic  Planner  for  the  City  of  Austin,   Mr.  Chaz  Haba   and
representatives of Whistler, at their development facility at Lithium House in Van Nuys, California. We have purchased a 2004 Chrysler PT Cruiser -- we are commencing work on the prototype for Austin Energy, and hope to have it ready for testing in the second quarter of this year.

For a discussion of our commercial initiatives, please refer to "Current Joint Venture Negotiations in Progress" above under "Item 1. Description of Business".


5.2     Liquidity and Capital Resources

Since our incorporation, we have financed our operations almost exclusively through the sale of our common shares to investors. We expect to finance operations through the sale of equity in the foreseeable future as we do not receive revenue from our current business operations. There is no guarantee that we will be successful in arranging financing on acceptable terms.

         On January 20, 2004, we announced agreement for a $10 million equity line with Boston-based Dutchess Private Equities Fund, LP. ("Dutchess") The agreements we have with Dutchess for an equity line common stock financing commitment would be subject to the filing of a registration statement with the SEC and effectiveness of such registration statement, as well as the existence at that time of a market for our common stock that would support resales of common stock by Dutchess when we would exercise our rights to "put" our common stock to Dutchess under these agreements. We currently intend to file the necessary registration documents with the SEC.

         On February 24, 2004, we announced receipt of $1 million dollars of a $3 million dollar non-recourse loan to be collateralized by stock. On April 14, 2004, we drew down an additional $1,000,000 on this loan, and on April 22, 2004, we drew down the final $1,000,000 of the loan. The lender is Sterling Capital, Inc., and the loan is required to be collateralized by 30,000,000 shares of restricted common stock (adjusted for the March 10, 2004 three-for-one forward split).

         The Company intends to hold a special meeting of shareholders' upon approval of the information circular we have filed with the Securities and Exchange Commission, to increase our authorized common stock, so as to have additional stock available for collateralizing the Sterling Capital loan and for equity financing, if required.

         We have raised equity capital through issuances of common stock and debt. During the year ended January 31, 2004, we received proceeds of $589,500 from the exercise of stock options and $150,000 from the issuance of common stock.

         At January 31, 2004, we had $169,428 cash on hand. Our ability to raise additional capital is affected by trends and uncertainties beyond our control.

         Our current operating funds are less than necessary to complete the license payments to RV Systems for commercialization of products utilizing Lithium House portable power systems under the License Agreement, and therefore we will need to obtain additional financing in order to complete our business plan. Our business plan will require substantial additional financing in connection with the initial commercialization of the products under the License Agreement. We anticipate that our license fee expense to acquire the licenses from RV Systems, Inc. will be in excess of $4,000,000, if we secure rights to all licensed products, and that up to $1,000,000 of additional working capital will be required over the next 12 months for market introduction of these products through joint venture partners or otherwise. We do not have sufficient cash on hand to meet these anticipated obligations.


         We do not currently have any arrangements for financing and we may not be able to find such financing if required. Obtaining additional financing would be subject to a number of factors, including investor sentiment. Market factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

         Our auditors are of the opinion that our continuation as a going concern is in doubt. Our continuation as a going concern is dependent upon continued financial support from our shareholders and other related parties.

ITEM 7. FINANCIAL STATEMENTS.




                                                                                                 Page:
Report of Independent Auditors                                                                    F-1
Balance Sheets as of January 31, 2004 and January 31, 2003                                        F-2
Statements of operations for the years ended January 31, 2004 and January 31, 2003                F-3
Statements of cash flows for the years ended January 31,2004 and January  31, 2003                F-4
Statement  of changes in  stockholders' deficit for the period from Inception to
January 31, 2004                                                                                  F-5
Notes to the financial  statements                                                                F-6

                          Independent Auditor's Report




To the Board of Directors and Stockholders of Whistler Investments, Inc.
Las Vegas, Nevada


We have audited the accompanying balance sheet of Whistler Investments, Inc. (a development stage company) as of January 31, 2004, and the related statements of operations, accumulated deficit, cash flows, and stockholders' equity for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Whistler Investments, Inc. as of January 31, 2003, were audited by other auditors, whose report dated April 29, 2003 was modified because of a going concern uncertainty.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Whistler Investments, Inc. as of January 31, 2004, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has continued development stage losses, negative working capital, and stockholders' deficit. These conditions raise substantial doubt about its ability to continue as a going concern. Management plans regarding those matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 10 to the financial statements, the Company has restated the financial statements for the year ended January 31, 2004 to reflect the write off of previously capitalized license fees.


/s/ Mason Russell West, LLC
Littleton, Colorado
April 15, 2004, except as to Note 10, which date is September 14, 2004
----------------------------------------------------------------------


LANCASTER & DAVID                                         Incorporated  Partners
---------------------                                     David E. Lancaster, CA
CHARTERED ACCOUNTANTS LETTERHEAD                          Michael  J.  David, CA

                           INDEPENDENT AUDITORS REPORT

To the Board of Directors and Stockholders of Whistler Investments, Inc.

We have audited the accompanying balance sheets of Whistler Investments, Inc. as at January 31, 2003, and the related statements of operations, cash flows and stockholders' equity for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards used in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Whistler Investments Inc., as at January 31, 2003, and the related statements of operations, cash flows and stockholders' equity for the year then ended, in conformity with generally accepted accounting principles used in the United States.

As described in note 11 to the financial statements, the Company has restated its financial statements for the fiscal year ended January 31, 2003 with respect to donated rent and the write-off of mineral properties.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has losses from operations since inception, no source of revenues and insufficient working capital available to meet ongoing financial obligations over the next fiscal year. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. These financial statements do not include any adjustments which might result from the outcome of this uncertainty.


                                                    "Lancaster & David"  signed
                                                     Chartered Accountants
Vancouver, Canada
April 29, 2003, except as to Note 11 which is as of June 4, 2004

                           WHISTLER INVESTMENTS, INC.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                                January 31, 2004

                           WHISTLER INVESTMENTS, INC.
                          (A Development Stage Company)

                                 BALANCE SHEETS
                            (Expressed in US Dollars)

                                                                                             January 31,        January 31,
                                                                                                    2004               2003
                                                                                             (Restated -        (Restated -
                                                                                            see Note 10)       see Note 11)
----------------------------------------------------------------------------------------------------------------------------
ASSETS

CURRENT
     Cash                                                                               $      169,428      $          104
----------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                           169,428                 104

PROPERTY AND EQUIPMENT (Note 3)                                                                  3,219               5,639
----------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                            $      172,647      $        5,743
============================================================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT
     Accounts payable and accrued liabilities                                           $      133,017      $       30,467
     Due to related parties (Note 4)                                                           553,983             378,860
     Advances payable (Note 7)                                                                   8,205                   -
----------------------------------------------------------------------------------------------------------------------------

TOTAL CURRENT LIABILITIES                                                                      695,205             409,327
----------------------------------------------------------------------------------------------------------------------------

Contingencies and Commitments (Notes 1 and 6)

STOCKHOLDERS' EQUITY (DEFICIT)

PREFERRED STOCK, $0.001 par value per share
     Authorized - 5,000,000 shares
     Issued - Nil                                                                                    -                   -
COMMON STOCK, $0.001 par value per share
     Authorized - 21,000,000 shares
     Issued - 20,416,677 shares (Fiscal 2003 - 14,535,000)                                      20,417              14,535
ADDITIONAL PAID IN CAPITAL                                                                   5,933,133             480,765
SUBSCRIPTION RECEIVABLE (Note 5(a))                                                            (50,000)                  -
DEFERRED COMPENSATION (Note 5(b))                                                             (266,000)                  -
DEFICIT                                                                                     (6,160,108)           (898,884)
----------------------------------------------------------------------------------------------------------------------------

TOTAL STOCKHOLDERS' DEFICIT                                                                   (522,558)           (403,584)
----------------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                             $      172,647      $        5,743
============================================================================================================================


   (The accompanying notes are an integral part of these financial statements)

                           WHISTLER INVESTMENTS, INC.
                          (A Development Stage Company)

                            STATEMENTS OF OPERATIONS
                            (Expressed in US Dollars)

                                                                        Year Ended        Year Ended       Accumulated from
                                                                                                             April 12, 2000
                                                                                                        (Date of Inception)
                                                                       January 31,       January 31,         to January 31,
                                                                              2004              2003                   2004
                                                                   (Restated - see       (Restated -        (Restated - see
                                                                          Note 10)      see Note 11)               Note 10)
---------------------------------------------------------------------------------------------------------------------------

EXPENSES
     Depreciation and amortization                               $           2,420  $          1,864  $               6,811
     Licensing fees                                                        443,400                 -                443,400
     Management and consulting fees (Note 4(a))                            178,996            11,500                192,996
     General and administrative                                             97,515            23,082                122,648
     Professional fees                                                      87,635            20,358                162,069
     Rent and office                                                        16,304             6,620                 36,450
     Write-off of mineral property                                               -             5,150                  5,150
     Research and development                                               20,268                 -                 20,268
     Stock-based compensation (Note 2(i))                                4,394,000                 -              4,394,000
----------------------------------------------------------------------------------------------------------------------------

                                                                         5,240,538            68,574              5,383,792

INTEREST EXPENSE                                                            24,070                 -                 24,070

OTHER (INCOME)                                                             (3,384)             (105)                (4,778)
----------------------------------------------------------------------------------------------------------------------------

NET LOSS BEFORE DISCONTINUED OPERATIONS                                (5,261,224)          (68,469)            (5,403,084)

LOSS FROM DISCONTINUED OPERATIONS (Note 8)                                       -         (757,024)              (757,024)
----------------------------------------------------------------------------------------------------------------------------

NET LOSS FOR THE PERIOD                                          $     (5,261,224)  $      (825,493)  $         (6,160,108)
============================================================================================================================

Net Loss Before Discontinued Operations                          $          (0.32)  $         (0.01)
Loss from Discontinued Operations                                $               -  $         (0.06)
Net Loss Per Share - Basic and Diluted                           $          (0.32)  $         (0.07)

Weighted average number of common shares outstanding                    16,689,000        12,036,000


   (The accompanying notes are an integral part of these financial statements)

                           WHISTLER INVESTMENTS, INC.
                          (A Development Stage Company)

                            STATEMENTS OF CASH FLOWS
                            (Expressed in US Dollars)

                                                                                                            Accumulated from
                                                                                                        April 12, 2000 (Date
                                                                          Year Ended      Year Ended        of Inception) to
                                                                         January 31,     January 31,             January 31,
                                                                                2004            2003                    2004
                                                                         (Restated -     (Restated -    (Restated - see Note
                                                                        see Note 10)    see Note 11)                     10)
-----------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
Net loss for the period                                               $   (5,261,224) $    (825,493)           $ (6,160,108)

Adjustments to reconcile net loss to cash
     Depreciation and amortization                                             2,420          1,864                    6,811
     Donated rent                                                                  -          6,000                    6,000
     Write-off of mineral property                                                 -          5,150                    5,150
     Stock-based compensation                                              4,394,000              -                4,394,000
     Loss from discontinued operations                                             -        757,024                  757,024
     Expenses settled with the issuance of common stock                        8,750              -                    8,750

Changes in operating assets and liabilities
     Increase in accounts payable and accrued liabilities                    102,551         22,385                  133,018
     Increase in advances payable                                              8,205              -                    8,205
     Increase in amounts due to related parties                              175,122         21,836                  196,958
-----------------------------------------------------------------------------------------------------------------------------

Net Cash Used In Operating Activities                                       (570,176)       (11,234)               (644,192)
-----------------------------------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES
     Purchase of mineral properties                                                -              -                  (5,150)
     Purchase of property and equipment                                            -              -                 (10,030)
-----------------------------------------------------------------------------------------------------------------------------

Net Cash Used In Investing Activities                                              -              -                 (15,180)
-----------------------------------------------------------------------------------------------------------------------------

FINANCING ACTIVITIES
     Proceeds from exercise of stock options                                 589,500              -                  589,500
     Proceeds from issuance of common stock                                  150,000              -                  239,300
-----------------------------------------------------------------------------------------------------------------------------

Net Cash Provided By Financing Activities                                    739,500              -                  828,800
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH                                                  169,324        (11,234)                 169,428

CASH, BEGINNING OF PERIOD                                                        104         11,338                        -
-----------------------------------------------------------------------------------------------------------------------------

CASH, END OF YEAR                                                     $      169,428  $         104              $   169,428
=============================================================================================================================


NON-CASH FINANCING AND INVESTING ACTIVITIES

Issuance of common stock for financing agreement                           3,375,000             -                 3,375,000
Issuance of common stock                                                           -       400,000                   400,000
Assumption of mortgage payable                                                     -       377,960                   377,960
Promissory note payable                                                            -        20,396                    20,936
Expenses settled with issuance of common stock                                 8,750             -                     8,750

SUPPLEMENTAL DISCLOSURES

Interest paid                                                                      -             -                         -
Income taxes paid                                                                  -            --                         -

   (The accompanying notes are an integral part of these financial statements)

                           WHISTLER INVESTMENTS, INC.
                          (A Development Stage Company)

                        STATEMENT OF STOCKHOLDERS' EQUITY
                            (Expressed in US Dollars)

                                                           Additional
                                         Common Stock        Paid In  Subscription    Deferred    Accumulated
                                        Shares     Amount    Capital   Receivable   Compensation    Deficit        Total
----------------------------------------------------------------------------------------------------------------------------
BALANCE, April 12, 2000 (Date of                                                                              $
Inception)                                     -     $   -     $    -        $   -             -$            -            -

Issuance of stock for cash             2,535,000     2,535     86,765            -             -             -       89,300

Net loss for the period                        -         -          -            -             -        (7,773)      (7,773)
----------------------------------------------------------------------------------------------------------------------------

BALANCE, as at January 31, 2001        2,535,000     2,535     86,765            -             -        (7,773)      81,527

Net loss for the year                          -         -          -            -             -       (65,618)     (65,618)
----------------------------------------------------------------------------------------------------------------------------

BALANCE, as at January 31, 2002        2,535,000     2,535     86,765            -             -       (73,391)      15,909

Non-cash issuance of common stock
(Note 8)                              12,000,000    12,000    388,000            -             -             -      400,000

Net loss for the year                          -         -          -            -             -      (814,343)    (814,343)
----------------------------------------------------------------------------------------------------------------------------

BALANCE, as at January 31, 2003       14,535,000    14,535    474,765            -             -      (887,734)    (398,434)

Prior Period Adjustment (Note 11)              -         -      6,000            -             -       (11,150)      (5,150)
----------------------------------------------------------------------------------------------------------------------------

Restated                              14,535,000    14,535    480,765            -             -      (898,884)    (403,584)

Non-cash issuance of common stock      3,375,000     3,375    (3,375)            -             -             -            -

Issuance of common stock for cash        141,177       141    199,859     (50,000)             -             -      150,000

Issuance of common stock from
exercise of stock options              2,358,000     2,358    587,142            -             -             -      589,500

Expenses settled with common stock         7,500         8      8,742            -             -             -        8,750

Stock-based compensation                       -         -  4,660,000            -    (4,660,000)            -            -

Amortization of deferred stock
compensation                                   -         -          -            -     4,394,000             -    4,394,000

Net loss for the year                          -         -          -            -             -    (5,261,224)  (5,261,224)
----------------------------------------------------------------------------------------------------------------------------

Balance, as at January 31, 2004       20,416,667   $20,417 $5,933,133   $ (50,000)  $   (266,000)  $(6,160,108)$   (522,558)
============================================================================================================================

   (The accompanying notes are an integral part of these financial statements)

                           WHISTLER INVESTMENTS, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                JANUARY 31, 2004
--------------------------------------------------------------------------------
                            (Expressed in US Dollars)


NOTE 1 - NATURE OF OPERATIONS

The Company was incorporated in the State of Nevada, USA on April 12, 2000 under the name Whistler Investments, Inc. The Company's principal business was the exploration and development of mineral resources; however, during the period the Company abandoned its mineral property and currently does not have an operating business (see Note 9).

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has neither a history of earnings nor has it paid any dividends and it is unlikely to pay dividends or enjoy earnings in the immediate or foreseeable future. During the period since inception on April 12, 2000 to January 31, 2004, the Company has incurred operating losses aggregating $6,160,108. At January 31, 2004, the Company has a working capital deficiency of $525,777 and a stockholders' deficit of $522,558. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders and other related parties, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. There is no assurance that the Company will successfully acquire businesses or assets that will produce a profit. Moreover, if a potential business or asset is identified which warrants acquisition or participation, additional funds may be required to complete the acquisition or participation and the Company may not be able to obtain such financing on terms which are satisfactory to the Company. There is substantial doubt concerning the Company's ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

On January 19, 2004, the Company entered into an Investment Agreement and a Registration Rights Agreement ("the Agreement") with Dutchess Private Equities Fund, L.P. (Dutchess). Pursuant to the Agreement, the Company may periodically "put" or require Dutchess to purchase shares of common stock at below market prices in exchange for the utilization of a ten million dollar equity line of financing. The Agreement requires the Company to file an SB-2 Registration Statement with the Securities and Exchange Commission to register for resale by Dutchess the shares of common stock purchased. The Registration Statement must be filed within 30 days of the issuance of the Company's audited financial statements for the fiscal year ended January 31, 2004.

Subsequent to year-end, the Company received one million dollars of a three million dollar financing from Sterling Capital, Inc. for the development of specific products for various customers (see Note 12(b)).


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

a)   Cash and Cash Equivalents
     Cash equivalents consist of highly liquid investments, which are readily convertible into cash with maturities of three months or less when acquired.

b)   Use of Estimates
     The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

c)   Licensing Fees
     Licensing fees related to Product Licensing Agreements are expensed as incurred.

WHISTLER INVESTMENTS, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2004
(Expressed in US Dollars)
--------------------------------------------------------------------------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

d)   Long-Lived Assets
     In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets", the carrying value of long-lived assets is reviewed on a regular basis for the existence of facts or circumstances that may suggest impairment. The Company recognizes an impairment when the sum of the expected undiscounted future cash flows is less than the carrying amount of the asset. Impairment losses, if any, are measured as the excess of the carrying amount of the asset over its estimated fair value.

e)   Property and Equipment
     Capital assets consist of computer equipment and furniture and fixtures, are recorded at cost and are depreciated over their estimated useful life on a declining balance basis at a rate of 30% and 20% respectively per annum.

f)   Foreign Currency Translation
     The financial statements are presented in United States dollars in accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard ("SFAS") No. 52, "Foreign Currency Translation". Foreign denominated monetary assets and liabilities are translated to United States dollars using foreign exchange rates in effect at the balance sheet date. Non-monetary items are translated at historical exchange rates, except for items carried at market value, which are translated at the rate of exchange in effect at the balance sheet date. Revenues and expenses are translated at average rates of exchange during the period. Exchange gains or losses arising on foreign currency translation are included in the determination of operating results for the period.

g)   Basic and Diluted Net Income (Loss) Per Share
     The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share" (SFAS 128). SFAS 128 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common stockholders (numerator) by the weighted average number of common shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

h)   Financial Instruments
     The fair value of cash, accounts payable, accrued liabilities, and amounts due to related parties approximates their carrying values due to the immediate or short-term maturity of these financial instruments.

i)   Stock Based Compensation
     The Company accounts for stock-based awards using the intrinsic value method of accounting in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25). Under the intrinsic value method of accounting, compensation expense is recognized if the exercise price of the Company's stock options is less than the market price of the underlying common stock on the date of grant.

     Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," (SFAS 123), established a fair value based method of accounting for stock-based awards. Under the provisions of SFAS 123, companies that elect to account for stock-based awards in accordance with the provisions of APB 25 are required to disclose the pro forma net income (loss) that would have resulted from the use of the fair value based method under SFAS 123.

WHISTLER INVESTMENTS, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2004
(Expressed in US Dollars)
--------------------------------------------------------------------------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

i)   Stock Based Compensation (continued)

     The  Company  has  charged  to  operations   stock-based   compensation  of
     $4,394,000 in accordance with APB No. 25 and adopted the disclosure only provisions of SFAS No. 123 for the year ended January 31, 2004.

     During the year, the Company adopted the disclosure requirements of Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure an Amendment of FASB Statement No. 123" (SFAS 148), to require more prominent disclosures in both annual and interim financial statements regarding the method of accounting for stock-based employee compensation and the effect of the method used on reported results.

     The pro forma information is as follows:

                                                                                                 Year Ended
                                                                                                 January 31,
                                                                                             2004                  2003
                                                                                               $                     $
     Net loss -- as reported                                                              (5,261,224)          (825,493)
     Add: Stock-based compensation expense included in net loss -- as
     reported                                                                              4,394,000                  -
     Deduct: Stock-based compensation expense determined under fair
     value method                                                                         (4,439,960)                 -
     Net loss -- pro forma                                                                (5,307,184)          (825,493)
     Net loss per share (basic and diluted) -- as reported                                     (0.32)             (0.07)
     Net loss per share (basic and diluted) -- pro forma                                       (0.32)             (0.07)

     Among other factors, the Black-Scholes model considers the expected life of the option and the expected volatility of the Company's stock price in arriving at an option valuation. For pro forma purposes, the estimated fair value of the Company's stock-based awards is amortized over the vesting period of the underlying instruments. For the year ended January 31, 2004, the fair value of options granted using Black-Scholes was determined using the following weighted average assumptions.

     Expected dividend yield                                                  0%
     Risk-free interest rate                                                1-5%
     Expected volatility                                                    100%
     Expected life from the vesting date (in years)                          1.0


j)   New Accounting Pronouncements
     In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). The requirements of SFAS No. 150 apply to issuers' classification and measurement of freestanding financial instruments, including those that comprise more than one option or forward contract. SFAS No. 150 does not apply to features that are embedded in a financial instrument that is not a derivative in its entirety. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatory redeemable financial instruments of non-public entities. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of SFAS No. 150 and still existing at the beginning of the interim period of adoption. Restatement is not permitted. The adoption of this standard did not have a material effect on the Company's results of operations or financial position.

WHISTLER INVESTMENTS, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2004
(Expressed in US Dollars)
--------------------------------------------------------------------------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

k)   Comprehensive Loss
     SFAS No. 130, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at January 31, 2004 and 2003, the Company has no items that represent comprehensive loss and, therefore there is no difference from net loss.

l)   Research and Development
     The Company expenses research and development costs as incurred.


NOTE 3 - PROPERTY AND EQUIPMENT

                                                                                          January 31,     January 31,
                                                                                             2004            2003
                                                                        Accumulated        Net Book        Net Book
                                                         Cost           Amortization         Value           Value
                                                   ---------------------------------------------------------------------
Furniture and fixtures                                   $ 4,819            $ 2,815         $ 2,004          $ 3,084
Computer equipment                                         5,211              3,996           1,215            2,555
                                                   ---------------------------------------------------------------------

                                                         $ 10,030            $ 6,811         $ 3,219          $ 5,639
                                                   =====================================================================

NOTE 4 - RELATED PARTY TRANSACTIONS

a) The Company incurred management fees of $19,365 (2003 - $11,500) to an officer during the years ended January 31, 2004 and 2003, respectively.

b) The Company agreed to assume debt in the amount of $377,960 owing to a related party as part of a share purchase agreement (see Note 9). The debt is non-interest bearing and was to be repaid as to $200,000 on January 31, 2003 and $200,000 on January 31, 2004. Late payments are subject to simple interest payable on the overdue principal at a fixed rate of 10% per annum, calculated in advance monthly commencing on the day after a principal payment is due. The Company recorded interest expense of $24,070 for the year ended January 31, 2004.


NOTE 5 - STOCKHOLDERS' EQUITY

a)   Common Shares
i) During the quarter ended October 31, 2003, the Company issued 3,375,000 (split adjusted) restricted common shares to RS International Consultants GMBH ("RS"), an international business consulting company, pursuant to a $5,000,000 financing agreement. The financing agreement has not closed and the Company has not obtained any financing from RS. The Company is actively pursuing the return of the restricted common shares.
ii) During the final quarter ended January 31, 2004, the Company issued 141,177 common shares at $1.42 per share for total proceeds of $200,000. A balance of $50,000 was uncollected as of January 31, 2004 and is recorded as a reduction of stockholders' equity.
iii) During the year ended January 31, 2004 the Company issued 2,358,000 common shares resulting from the exercise of stock options for total proceeds of $589,500.
iv) During the final quarter ended January 31, 2004, the Company issued 7,500 common shares for consulting services with a fair value of $8,750.

WHISTLER INVESTMENTS, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2004
(Expressed in US Dollars)
--------------------------------------------------------------------------------

NOTE 5 - STOCKHOLDERS' EQUITY (continued)

a)   Common Shares (continued)
v) During the quarter ended July 31, 2003 the Company's Board of Directors approved a one for ten reverse stock split of common shares that was effective July 11, 2003. All share amounts have been retroactively adjusted to reflect the reverse stock split.

b)   Deferred Compensation

     Deferred compensation is presented as a reduction of stockholders' equity and amortized over the vesting period of the stock options. During the year ended January 31, 2004, the Company amortized $4,394,000 of deferred compensation that has been recorded as stock based compensation and charged to operations. This resulted in unamortized deferred compensation of $266,000 at January 31, 2004.

c)   2003 Stock Option Plan

     The Company established the 2003 Restricted Stock Plan ("the Plan') during the year and filed an S-8 Registration Statement with the U.S. Securities and Exchange Commission that was declared effective. The plan allows the Company's Board of Directors to issue up to 6,000,000 (split adjusted) common shares pursuant to the Plan as compensation for services rendered to the Company. At January 31, 2004, the total number of options available to be granted was 2,715,000, however due to the limit of the Company's authorized common shares, 583,323 shares were available for option grants. Options granted vest over varying periods ranging from immediately to one year. The Company's Board of Directors has discretion to set the price, term, vesting schedules, and other terms and conditions for options granted under the plan.

     A summary of the Company's stock option activity is as follows:

                                                                                                         Weighted
                                                                                                         average
                                                                                                         exercise
                                                                                  Number of               price
                                                                                    shares                  $

     ---------------------------------------------------------------------------------------------------------------
     Balance, January 31, 2003                                                               -                    -
     Options granted                                                                 3,285,000                 0.25
     Options exercised                                                              (2,358,000)                0.25
     Options cancelled/expired                                                               -                    -
     ---------------------------------------------------------------------------------------------------------------

     Balance, January 31, 2004                                                         927,000                 0.25
     ---------------------------------------------------------------------------------------------------------------

     Exercisable at end of year                                                        399,900                 0.25

     ---------------------------------------------------------------------------------------------------------------

     Additional information regarding options outstanding as at January 31, 2004 is as follows:

                                                Outstanding                                  Exercisable
                             --------------------------------------------------   ---------------------------------
                                                 Weighted
                                                 average          Weighted                             Weighted
                                                remaining         average                              average
             Exercise price     Number of       contractual     exercise price      Number of      exercise price
                $                shares        life (years)          $               shares               $
               0.25                927,000          4.5             0.25             399,900             0.25
                             ---------------------------------------------------------------------------------------

WHISTLER INVESTMENTS, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2004
(Expressed in US Dollars)
--------------------------------------------------------------------------------

NOTE 5 - STOCKHOLDERS' EQUITY (continued)

c)   2003 Stock Option Plan (continued)

     The fair value for options granted pursuant to SFAS No. 123 pro forma disclosures was estimated at the date of grant using the Black-Scholes option-pricing model. Under the Black-Scholes option-pricing model, the weighted average fair value of stock options granted during the year was $1.43. There was no dilutive impact of potential common shares associated with stock options, by application of the treasury stock method, for the year ended January 31, 2004, as the Company had a net loss.


NOTE 6 - COMMITMENTS

On October 21, 2003 the Company terminated the licensing agreement with NuAge Electric Inc. in which the Company acquired 100% of the licensing rights related to the manufacture and sale of electric vehicles and products using proprietary technology, subject to a 20% royalty.

On the same date the Company entered into a new Distribution and Licensing Agreement ("the Agreement") with RV Systems, Inc. ("RV"), a Nevada corporation, to sell, distribute and/or manufacture specified products and applications of portable power systems (the "Licensed Technologies"). The Licensed Technologies were developed by Lithium House, Inc., an affiliate of RV, and has licensed all product development to RV for products and applications of portable power systems. The term of the Agreement commenced on October 21, 2003, and continues for a period of five years and is automatically renewed for three years unless terminated by either party with a minimum of ninety days written notice.

The Company is required to pay Lithium House (the "Licensor") technology payments (the "Technology Payments) as specified in the License Agreement. The technology payments consisted of $100,000 for two- and three-wheeled vehicles, and $50,000 for lawn and garden equipment to be paid on or before October 31, 2003. For neighborhood electric vehicles ("NEV's") the Company was required to pay $250,000 no later than December 31, 2003, with a weekly minimum of $15,000. We were also required to pay Licensor product development payments of $400,000, on or before December 31, 2003, with a weekly minimum of $15,000, for two- and three-wheeled vehicles; $200,000 for lawn and garden equipment, on or before December 31, 2003, with a weekly minimum of $15,000; and $1,000,000, payable no later than March 31, 2004, with a weekly minimum of $35,000 for NEV's ("Product Development Payments"). We have signed additional amendments to the License Agreement as of January 5, February 2 and March 20, 2004, covering power systems for watercraft, solar houses and lithium battery power packs, respectively.

These additional agreements require Technology and Product Development Payments of $2,500,000 ($250,000 for watercraft, due no later than March 31, 2004; $2,000,000 for solar houses, $500,000 of which is payable no later than March 31, 2004, and $1,500,000, due no later than October 31, 2004; and $250,000 for lithium battery power packs, $50,000 of which is payable no later than June 30, 2004 and $200,000 of which is payable no later than September 30, 2004). As of January 31, 2004, $1,385,000 in license fee payments were due under the License Agreement, and the Company had paid $443,400 in license fees as of that date. Total license fees payable under the License Agreement and amendments are $4,500,000, leaving $4,056,600 in license fees payable subsequent to January 31, 2004.

On February 3, 2004, the Company and RV agreed to an amendment to the Agreement requiring minimum weekly payments of $35,000 towards all license payments owing to date. As a result the Company is not in default of its payment obligations to RV.

WHISTLER INVESTMENTS, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2004
(Expressed in US Dollars)
--------------------------------------------------------------------------------

NOTE 6 - COMMITMENTS (continued)

Annual obligations under the Agreement are as follows:

Year Ended January 31,

2005                                                                   1,820,000
2006                                                                   1,820,000
2007                                                                     416,600
                                                                   -------------

                                                                       4,056,600
                                                                   =============

Litigation

On October 17, 2003, the Company was served with a complaint filed on October 15, 2003, by Michael McDermott, as a stockholder of Planet Electric, Inc. and purportedly on behalf of Planet Electric in the United States District Court for the Central District of California. Lithium House, Inc. was founded by Charles Haba who was also involved in the founding of Planet Electric, Inc., and was associated with that company until early 2002. The complaint lists the Company, Charles Haba, Lithium House, Inc., and other individuals and entities as defendants. The complaint seeks an injunction prohibiting certain defendants from continuing their business relationship and transfer of alleged Planet
Electric trade secrets or processes and also seeks damages for patent infringement against Charles Haba, companies that Mr. Haba has been associated with since his involvement with Planet Electric, and Whistler Investments, Inc. The complaint also alleges breach of fiduciary duty against Mr. Haba; breach of confidential relationship against Mr. Haba; conversion against Mr. Haba and certain other individual defendants; various business torts against Mr. Haba, Lithium House, and other individuals and entities and trade secret misappropriation against all defendants. On June 29, 2004 the parties stipulated to dismiss the case.

Charles Haba, is suing for breach of his employment agreement and breach of a note against his former employer,Planet Electric, Inc. in the Los Angeles County Superior Court. Planet Electric, Inc. has filed a cross-complaint against the same defendants as the above-mentioned shareholder derivative suit, including Whistler Investments, Inc. The proposed cross complaint adds claims for conversion and conspiracy to convert assets of Planet Electric, Inc. against Whistler Investments, Inc. The plaintiffs in this action intend to move for dismissal of the cross complaint.

On July 30, 2004, the Company received a request for voluntary production of documents and information pursuant to a Securities and Exchange Commission informal inquiry. The documents requested include those related to the Company's stock issuances, its major corporate transactions, including the Azra shopping center, the Queens mineral property and the licensing agreements with RV Systems, and to its agreements with consultants and related parties, as well as those relating to potential joint venture partners and customers. The Company is fully cooperating with the Commission in response to its request for information.


NOTE 7 - ADVANCES PAYABLE

An unrelated company advanced funds of $8,205 to the Company to finance operations, which are non-interest bearing, unsecured and payable on demand.

WHISTLER INVESTMENTS, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2004
(Expressed in US Dollars)
--------------------------------------------------------------------------------

NOTE 8 - DISCONTINUED OPERATIONS

Discontinued operations consist of the Company's activities in the commercial real estate industry. By an agreement dated April 10, 2002, the Company acquired a 100% interest in the real property and all buildings and improvements situated thereon, known as the Azra Shopping Center, located in Las Vegas, Nevada. The purchase price was $4,150,000 payable as follows: a promissory note to the vendor in the amount of $600,000; the issuance of 12,000,000 common shares (split adjusted) at a deemed price of $0.033 per share; the Assumption of a first mortgage in the amount of $3,150,000. The transaction closed April 15, 2002, with operations transferring effective May 1, 2002. The Company had purchased the property through a wholly owned subsidiary, Whistler Commercial Holding, Inc. ("WCHI").

On January 1, 2003 the Company sold all the issued and outstanding shares of WCHI to an unrelated party for the sum of $100. As part of the Share Purchase Agreement, the Company agreed to assume debt in the amount of $377,960 owed to a related party by WCHI.

The results of discontinued operations are summarized as follows:

                                                           Year Ended                           Accumulated from
                                                         January 31, 2004     Year Ended       April 20, 2000 (Date
                                                                             January 31,        of Inception) to
                                                                                2003            January 31, 2004
--------------------------------------------------------------------------------------------------------------------
Revenues                                                             $ -   $         -                $   286,330
====================================================================================================================

Net Operating Loss                                                     -          (92,251)                (92,251)
Loss on disposal                                                       -         (664,773)               (664,773)
--------------------------------------------------------------------------------------------------------------------

Loss from discontinued operations                                   $  -       $ (757,024)             $ (757,024)
====================================================================================================================

NOTE 9 - INCOME TAX

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted Statement of Financial Accounting Standards No. 109 ("SFAS 109") as of its inception. The Company has approximately $967,000 of net operating loss carryforwards to reduce taxable income of future years. These net operating loss carryfowards commence expiring in 2015. Pursuant to SFAS 109 the Company is required to compute tax asset benefits for net operating losses carried forward. Potential benefit of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

WHISTLER INVESTMENTS, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2004
(Expressed in US Dollars)
--------------------------------------------------------------------------------

NOTE 9 - INCOME TAX (continued)

The components of the net deferred tax asset at January 31, 2004 and 2003, and the statutory tax rate, the effective tax rate and the elected amount of the valuation allowance are scheduled below:

                                              2004                 2003
                                               $                    $

Net Operating Loss                          836,000               65,618

Statutory Tax Rate                            34%                  34%

Effective Tax Rate                             -                    -

Deferred Tax Asset                          284,200               22,310

Valuation Allowance                        (284,200)             (22,310)
------------------------------------------------------------------------------

Net Deferred Tax Asset                         -                    -
------------------------------------------------------------------------------


NOTE 10 - RESTATEMENTS

The Company has restated its financial statements for the year ended January 31, 2004. The Company is restating the financial statements due to the write off of previously capitalized licensing fees (refer to Note 6). The amount of anticipated future revenues from technology and product development payments cannot be determined with a reasonable level of certainty by the Company. In addition to the restatements noted above certain other revisions to the financial statement note disclosures were made to improve the overall presentation of the Company's financial statements. The nature of the restatements and the effect on net loss and loss per share are as follows:

Statement of Operations                                                                         For the year ended
                                                                                                    January 31,
                                                                                                       2004
                                                                                                         $
Net loss for the year as previously reported                                                        (4,829,599)

Corrections affecting net loss:

Write-off of licensing fees                                                                           (431,625)
--------------------------------------------------------------------------------------------------------------------

Net loss for the year as restated                                                                   (5,261,224)
--------------------------------------------------------------------------------------------------------------------

Loss per share as previously reported                                                                   (0.29)

Loss per share on restatements                                                                          (0.03)
--------------------------------------------------------------------------------------------------------------------

Loss per share as restated                                                                              (0.32)
--------------------------------------------------------------------------------------------------------------------

WHISTLER INVESTMENTS, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2004
(Expressed in US Dollars)
--------------------------------------------------------------------------------


NOTE 10 - RESTATEMENTS (continued)

                                                                        January 31,
                                                                           2004                        January 31,
                                                                        Previously                        2004
                                                                         Reported      Adjustment      As Restated
Balance Sheet                                                                $              $               $
Intangible Assets - Licensing fees                                         431,625       (431,625)              -
--------------------------------------------------------------------------------------------------------------------

Total Assets                                                               604,272       (431,625)        172,647
--------------------------------------------------------------------------------------------------------------------

Total Stockholders' Deficit                                                (90,933)      (431,625)       (522,558)
--------------------------------------------------------------------------------------------------------------------

Statement of Cash Flows

Net Cash Used in Operating Activities                                     (126,776)      (443,400)       (570,176)
--------------------------------------------------------------------------------------------------------------------

Net Cash Used in Investing Activity                                       (443,400)       443,400               -
--------------------------------------------------------------------------------------------------------------------


NOTE 11 - PRIOR PERIOD ADJUSTMENT

The accompanying financial statements for 2003 have been restated due to correction of errors relating to the write-off of mineral properties of $5,150 and the recording of donated rent of $6,000. Donated rent has been recorded as Additional Paid in Capital in the Statement of Stockholders' Equity. The total amount of $11,150 has been charged to operations in the prior year. The Company's prior year net loss increased from $814,343 to $825,493. There was no effect on basic and diluted net loss per share resulting from the restatement.


NOTE 12 - SUBSEQUENT EVENTS

a) Subsequent to year-end the Company's Board of Directors approved a three for one split of common shares, which become effective March 10, 2004. Stockholders of record were entitled to three shares of common stock for each share held on that date. All per share amounts in the financial statements have been retroactively adjusted to reflect the stock split.

b) On February 24, 2004, the Company received one million dollars of a three million dollar financing from Sterling Capital, Inc. for the development of specific products for various customers. The amount received is in the form of a non-recourse loan collateralized by the Company's common shares.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

Not Applicable.

ITEM 8A. Controls and Procedures

         As of the end of the fiscal year ended January 31, 2004, covered by this Form 10-KSB, the Company carried out an evaluation, under the supervision and with the participation of the Company's management, including the Company's Chief Executive Officer and Chief Financial and Accounting Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures as defined in Rule 13a-15 of the Securities Exchange Act of 1934. Based upon that evaluation, the Chief Executive Officer and Principal Financial and Accounting Officer concluded that the Company's disclosure controls and procedures are effective in timely alerting them to material information relating to the Company (including its consolidated subsidiaries) required to be included in this Annual Report on Form 10-KSB. There have been no changes in the Company's internal controls or in other factors which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

Our executive officers and directors and their respective ages as of May 1, 2003 are as follows:


Name                           Age                   Office
--------------------          -----                  ------
Holly Roseberry                 51           President, Chief Executive
                                             Officer and Director
Mehboob Charania                48           Secretary, Treasurer, Chief
                                             Financial Officer and Director




The following describes the business experience of our directors and executive officers, including other directorships held in reporting companies:

Ms. Holly Roseberry was appointed as our secretary, treasurer and chief financial officer on February 20, 2002. On November 15, 2002, she resigned from these positions and was appointed as our president, chief executive officer and as a director. From 2001 to the present, she has acted as manager for 24/7 Drycleaning Laundromat, a private Las Vegas business. She obtained a Bachelor of Arts degree from Sacred Heart University in Bridgeport, Connecticut in 1973. Ms. Roseberry was employed from 1993 to 1996 as human resources manager, and from 1997 to 1999 as business office manager, of the Las Vegas location of Wards Department Store. Ms. Roseberry was not employed from 1999-2001.

Mr. Mehboob Charania has acted as our secretary, treasurer and chief financial officer since November 15, 2002. Since June 2001, Mr. Charania has been the owner and operator of Infusion Bistro, a restaurant located in Calgary, Alberta. From 1998 to 2001, he acted as a manager at IBM's Calgary office.


Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

Committees

We do not have an audit committee, although we intend to establish such a committee, with an independent "financial expert" member as defined in the rules of the Securities and Exchange Commission.

Corporate Code of Conduct

We are reviewing a proposed corporate code of conduct, which would provide for internal procedures concerning the reporting and disclosure of corporate matters that are material to our business and to our stockholders. The corporate code of conduct would include a code of ethics for our officers and employees as to workplace conduct, dealings with customers, compliance with laws, improper payments, conflicts of interest, insider trading, company confidential information, and behavior with honesty and integrity.

Significant Employees

We have no significant employees other than the officers and directors described above.

Salim R. Rana, although not a director, officer or employee of the Company, has worked extensively with our management and Lithium House on developing and commercializing our electric powered vehicles and products, as well on our negotiations with potential joint venture partners.

Section 16(A) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended January 31, 2003 all such filing requirements applicable to its officers and directors were complied with exception that reports were filed late by the following persons:

                                    Number      Transactions   Known Failures
                                    Of late     Not Timely     To File a
Name and principal position         Reports     Reported       Required Form
---------------------------        -----------  ------------   --------------
Holly Roseberry                        3             3               0
President, C.E.O., and Director

Mehboob Charania                       0             0               0
Secretary, Treasurer and C.F.O.

Salim S. Rana Investments Corp.        33            33
10% Stockholder
-----------------------------------------------------------------------------


ITEM 10.     EXECUTIVE COMPENSATION

The following table sets forth certain information as to the Company's highest paid executive officers and directors for the Company's fiscal year ended
January 31, 2004. No other compensation was paid to any such officer or directors other than the cash and stock option compensation set forth below.



                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------
                             ANNUAL COMPENSATION**      LONG TERM COMPENSATION
                             ---------------------  ----------------------------
                                                      AWARDS            PAYOUTS
                                          --------------------------------------

                                    Other                  Securities         All
                                    Annual                 Underlying         Other
                           Salary   Compen- Restricted     Options/  LTIP     Compen-
 Name  Title           Year Bonus   sation  Stock Awarded  SARs      payouts  sation
--------------------------------------------------------------------------------------

Holly       President  2003     0      0      0               0          0       0
Roseberry   CEO and    2004   $6,225                          45,000*
            Director
--------------------------------------------------------------------------------------
Stacey      Former     2003     0   $11,500   0                0         0       0
Fling       President
            CEO, &
            Director
--------------------------------------------------------------------------------------

-----------------
* The number of shares reflects the three-for-one forward split of our common stock effective March 10, 2004

**Management fees of $11,500 were paid to Stacy Fling, President of the Company, in the fiscal year ended January 31, 2003. Ms. Fling served as President of the Company from February 20, 2002 to November 15, 2002. Ms. Fling's duties as President included oversight of accounting and required Federal and state filings for the Company, as well as management of the Azra shopping center after its acquisition by the Company in April 2002, including the leasing out of units in the center, collecting rents and correspondence with tenants. In the fiscal year ended January 31, 2002, management fees of $2,500 per month were paid to Dewey Jones, President of the Company. Mr. Jones served as President of the Company to February 20, 2002, and oversaw the incorporation of the Company, accounting and state and federal filings in the start-up period of the Company. Mr. Jones received less than one month's $2,500 management fee in the fiscal year ended January 31, 2003. Holly Roseberry has held the office of President since November 15, 2002. Ms. Roseberry's functions as President have included, in addition to accounting and regulatory filing oversight, management and the sale of the Azra shopping center, working with the attorneys and accountants for the Company, general oversight of the agreements with and oversight of consultants to the Company and correspondence with the Company's transfer agent.

Option/SAR Grants in Last Fiscal Year

Individual Grants


(a)                        (b)                       (c)                (d)             (e)
                           Number of                 % of
                           Securities                Total
                           Under-                    Options/
                           Lying                     SAR's
                           Options/                  Granted to         Exercise
                           SAR's                     Employees          or Base
                           Granted                   in Fiscal          Price           Expiration
   Name                    (#)                       Year               ($/Sh)          Date
-------------              ------------              -----------        ---------       ----------
Holly Roseberry            45,000*                   100%              $.25             7/18/08


* The number of shares reflects the three-for-one forward split of our common stock effective March 10, 2004


EXERCISES OF STOCK OPTIONS AND YEAR-END OPTION VALUES


FISCAL YEAR-END OPTION VALUES

----------------------------------------------------------------------------------------------------------------------
                                                                       Number of Securities     Value of Unexercised
                                                                       Underlying Unexercised   in-the-Money Option/
                                                                       Options/SARS At          SARs at Fiscal
                                                                       Fiscal Year-End (#)      Year-End ($)
                                                                       Exercisable/             Exercisable/
                          Shares Acquired on                           Unexercisable            Unexercisable
Name                      Exercise (#)           Value Realized ($)
------------------------- ---------------------- --------------------- ------------------------ ----------------------
Holly Roseberry           45,000*                                      NA                       NA


* The number of shares reflects the three-for-one forward split of our common stock effective March 10, 2004

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT.

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of April 23, 2004 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

All share information in the following table reflects the three for one forward split of out common stock effective March 10, 2004.










                  Name and address                Number of Shares   Percentage of
Title of class    of beneficial owner             of Common Stock    Common Stock
(1)
-------------     -------------------             ----------------   -----------

Common Stock      Salim S. Rana Investments Corp.     8,473,995          42.19%
                  5001 E. Bonanza Rd., Suite 144-145
                  Las Vegas, Nevada 89110 (2)

Common Stock      Holly Roseberry                      45,000              *
                  President, CEO, Director
                  5001 E. Bonanza Rd., Suite 144-145
                             Las Vegas, Nevada 89019

Common Stock      All Officers and Directors           45,000              *
                  as a Group that consists of
                  two people


-------------------------

*        Less than 1%

(1) As of April 23, 2004, there were 20,083,683 shares of our common stock issued and outstanding.

(2) Salim R. Rana controls the investment decisions and voting power of Salim S. Rana Investments Corp.

CHANGE IN CONTROL

We are not aware of any arrangement that might result in a change in control in the future.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

By an agreement dated May 1, 2000, we previously paid $500 per month in consideration of office rent to Dewey Jones, our former president and director. We are no longer paying any amounts, including office rent, to Mr. Jones.

Management fees of $11,500 were paid to Stacy Fling, President of the Company, in the fiscal year ended January 31, 2003. Ms. Fling served as President of the Company from February 20, 2002 to November 15, 2002. Ms. Fling's duties as President included oversight of accounting and required Federal and state filings for the Company, as well as management of the Azra shopping center after its acquisition by the Company in April 2002, including the leasing out of units in the center, collecting rents and correspondence with tenants. In the fiscal year ended January 31, 2002, management fees of $2,500 per month were paid to Dewey Jones, President of the Company. Mr. Jones served as President of the Company to February 20, 2002, and oversaw the incorporation of the Company, accounting and state and federal filings in the start-up period of the Company. Mr. Jones received less than one month's $2,500 management fee in the fiscal year ended January 31, 2003. Holly Roseberry has held the office of President since November 15, 2002. Ms. Roseberry's functions as President have included, in addition to accounting and regulatory filing oversight, management and the sale of the Azra shopping center, working with the attorneys and accountants for the Company, general oversight of the agreements with and oversight of consultants to the Company and correspondence with the Company's transfer agent.


On February 20, 2002, our president, Stacey Fling purchased 3,800,000 shares of common stock from our former president, Dewey Jones, for $3,800. On January 28, 2003, Ms. Fling purchased 50,000 shares of common stock from Joyce Messer in a private transaction. The aggregate price for the shares was $2,500.


Acquisition and Disposition of Azra Shopping Center

By an agreement dated April 10, 2002, we acquired from Salim S. Rana Investments Corp., a private Nevada company ("SSRIC"), a 100% interest in the real property and all buildings and improvements situated thereon, known as the Azra Shopping center, located in Las Vegas, Nevada. The purchase price was $4,150,000 and was paid as follows:

1.    We issued 40,000,000 shares of common stock for $0.01 per share;

2.    We assumed a first mortgage on the Azra Shopping Center for $3,150,000;
      and

3.    We issued a promissory note for $600,000 to SSRIC.

     The purchase of the Azra shopping center was negotiated with SSRIC and approved by our Board, based on the Board's view of the possible value of the Azra shopping center. The Company believes that these were arms-length negotiations.

         We  completed  the  acquisition  through our  wholly-owned  subsidiary,
Whistler  Commercial   Holding,   Inc.,  on  April  15,  2002,  with  operations
transferring effective May 1, 2002.

         On January 1, 2003, we sold the Azra shopping center. In connection with the disposition of the Azra shopping center, the Company sold the stock, valued at $100, of Whistler Commercial Holding, Inc., the subsidiary holding title to the property, for $100 to Kim Larsen, an unrelated third party purchaser, as an investment property. Mr. Larson assumed the mortgage debt. The assumption of the mortgage debt represented the purchase price negotiated for the property, hence the minimal price attributed to the sale of the subsidiary's stock. The Company then assumed the unpaid balance of $377,960 of the $600,000 note to SSRIC, since the Company's subsidiary was liable on this debt and the purchaser was not willing to assume the debt to SSRIC in connection with its purchase of the Azra property.


     The basis for the Company's decision regarding the sale of the Azra property and the assumption of debt by the Company in connection with the sale of this property are that the prospects for the shopping center became much less favorable, due to the continuing economic decline following the terrorist attacks on September 11, 2001. The vacancy rate in May 2002 was approximately 10%, and by the end of the year was about 35%. The rents had declined from approximately $30,000 per month to approximately $26,000 per month, and the property was losing money.

        We incurred a loss of $757,024 during the fiscal year from these discontinued operations.

     During our fiscal year ended January 31, 2004, SSRIC advanced approximately $175,000 additionally to the Company. We have repaid this debt and all subsequent advances by this stockholder as of February 25, 2004.

     During the year ended January 31, 2004, interest in the amount of $24,070 relating to the Azra shopping center debt was paid to SSRIC (see Footnote 5(b)to the Financial Statements). Since the amount due was not repaid in the required $200,000 installments due on January 31, 2003 and January 31, 2004, the debt was subject to simple interest at 10%; by agreement with SSRIC interest was accrued through October 31, 2003, only and not thereafter.

We entered into a Stock Redemption and Reissuance Agreement (the "Redemption Agreement"), dated as of February 10, 2004, with SSRIC, our major stockholder, pursuant to which SSRIC on February 10, 2004, contributed 1,000,000 shares of our common stock (3,000,000 shares adjusted for the three-for-one forward split effective March 10, 2004) owned by SSRIC (the "Shares") to our treasury. At that time, we had only 6,000 authorized but unissued shares of common stock available for issuance upon exercise of options or for consultants or potential private investors in the Company. Under the Redemption Agreement, SSRIC contributed the Shares to the Company's treasury at no cost to the Company. The Company had the ability under the Redemption Agreement, and did, utilize the shares for proper corporate purposes, including option exercises and issuances to consultants. Under the Redemption Agreement, the Company was obligated to return the Shares, at no cost, to SSRIC upon the first to occur of the following events: (1) the return to the Company of the certificate for 3,375,000 shares of common stock held improperly by International Business Consultants GMBH in escrow for a financing that had not closed and had no prospect of closing, or (2) an increase in the Company's authorized common stock of at least 3,000,000 shares as contemplated by the Company's information statement referred to above. On May 20, 2004, International Business Consultants GMBH redelivered to the Company the certificate for 3,375,000 shares, and our suit against this company and others associated with it will be withdrawn. Based on the return of these shares, on June 3, 2004, the Company reissued the 3,000,000 shares contributed to the Company's treasury by SSRIC.


ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K

(a)      Exhibits:  See Exhibit Index.



Exhibits
--------
-------------------- -----------------------------------------------------------
    Exhibit No.                                                  Description
-------------------- -----------------------------------------------------------

        3.1 Articles of Incorporation of the Company.(Incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form SB-2 filed with the Commission on May 29, 2001.)

        3.2 By-Laws of the Company. (Incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2 filed with the Commission on May 29, 2001).

        4.1 Specimen Common Stock Certificate. (Incorporated herein by reference to Exhibit 4 to the Company's Registration Statement on Form SB-2 filed with the Commission on May 29, 2001.)

        4.2          Whistler  Investments,  Inc.  2003  Restricted  Stock Plan.
                     (Incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-8 filed with the Commission on July 18, 2003.)

       10.1 Mineral Claim dated October 2, 2000.(Incorporated herein by reference to Exhibit 10.1 to the Company's Registration Statement on Form SB-2 filed with the Commission on May 29, 2001.)

       10.2 Mineral Property Staking and Sales agreement, dated September 19, 2000, between Mr. Edward McCrossan and the Company. (Incorporated herein by reference to Exhibit 10.2 to the Company's Registration Statement on Form SB-2 filed with the Commission on May 29, 2001.)

       10.3 Office Services Agreement, dated May 1, 2000, between the Company and Dewey Jones. (Incorporated herein by reference to Exhibit 10.3 to the Company's Registration Statement on Form SB-2 filed with the Commission on May 29, 2001.)

       10.4 Asset Purchase Agreement dated April 10, 2002 between Salim S. Rana Investments Corp. and Whistler Investments, Inc. (Incorporated by reference to Exhibit No. 10.1 to the Company's Annual Report on Form 10-KSB, filed May 6, 2002.)

       10.5 Agreement dated January 1, 2003 between Whistler Investments, Inc. and Kim Larsen respecting the disposition of Azra Shopping Center. (Incorporated by reference to
                     Exhibit 10.1 to the Company's Amendment No. 1 to its Annual Report on Form 10-KSB filed May 8, 2003.)

       10.6 Amendment to Licensing Agreement, dated October 21, 2003, between Nu Age Electric Inc. and Whistler Investments, Inc. (Incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K, filed November 21, 2003)

       10.7 Agreement,dated October 21,2003, by and between RV Systems, Inc. and Whistler Investments, Inc. (Incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K, filed November 21, 2003)

       10.8 Investment Agreement, dated as of January 19, 2004, by and between Whistler Investments, Inc. and Dutchess Private Equities Fund, L.P. (Incorporated by reference to Exhibit
                     10.5 to the Company's Current Report on Form 8-K, filed January 23, 2004.)

       10.9 Registration Rights Agreement,dated as of January 19, 2004, by and between Whistler Investments, Inc. and Dutchess Private Equities Fund, L.P. (Incorporated by reference to
                     Exhibit 10.6 to the Company's Current Report on Form 8-K, filed January 23, 2004)

      10.10 Stock Redemption and Reissuance Agreement, dated as of February 10, 2004, Between Whistler Investments, Inc. and Salim S. Rana Investments, Inc. (Filed herewith.)

      10.11          Letter from City of Austin, Texas, dated February 27, 2004.
                     (Filed herewith.)

      10.12 Memorandum of Understanding, dated March 15, 2004, between Shanghai Geely Metop International and the Global Electric subsidiary of Whistler Investments, Inc. (Filed herewith.)

      10.13 Loan Agreement, made as of the 20th day of February, 2004, among Sterling Capital Inc. and Whistler Investments, Inc. (Filed herewith.)

      10.14 Letter Agreement, dated February 3, 2004, between Whistler Investments, Inc. and RV Systems, Inc. (Filed herewith.)

         21          Subsidiaries of Registrant (Filed herewith.)

       31.1          Certification  of  Chief   Executive  Officer  Pursuant  to
                     Section 302 of the Sarbanes-Oxley Act of 2002, filed herewith.

       31.2          Certification  of  Chief   Financial  Officer  Pursuant  to
                     Section 302 of the Sarbanes-Oxley Act of 2002, filed herewith.

       32.1 Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, filed herewith.

       32.2 Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, filed herewith.


(b) Reports on Form 8-K: The Company filed a Current Report on Form 8-K, on January 23, 2004, during the fiscal quarter ended January 31, 2004.


ITEM 14.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(1)      Aggregate fees for the last two years:  2003-$5,849       2004-$16,450

(2)      Audit related fees:                     2003- NA          2004- NA

(3)      Tax fees:                               2002- NA          2003- NA

(4)      All other fees.  NA

(5)      Audit   committee  pre-approval  processes,  percentages  of  services approved by audit committee, percentage of hours spent on audit engagement by persons other than principal accountant's full time employees. NA


                                   SIGNATURES


In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


WHISTLER INVESTMENTS, INC.


By:     /s/ Holly Roseberry
       ---------------------------------
       Holly Roseberry
       President and Chief Executive Officer
       Director
       Date: October 4, 2004

In accordance with the Securities Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Holly Roseberry
       -------------------
       Holly Roseberry
       President and C.E.O.
       (Principal Executive Officer)
       Director
       Date: October 4, 2004

By:    /s/ Mehboob Charania
       --------------------
       Mehboob Charania
       Secretary, Treasurer & C.F.O.
       (Principal Financial Officer)
       Director
       Date: October 4, 2004



EXHIBIT INDEX


      10.10       Stock  Redemption  and  Reissuance  Agreement,   dated  as  of
                  February 10, 2004, Between Whistler Investments, Inc. and Salim S. Rana Investments, Inc.

      10.11       Letter from City of Austin, Texas, dated February 27, 2004.

      10.12 Memorandum of Understanding, dated March 15, 2004, between Shanghai Geely Metop International and the Global Electric subsidiary of Whistler Investments, Inc.


      10.13 Loan Agreement, made as of the 20th day of February, 2004, among Sterling Capital Inc. and Whistler Investments, Inc.

      10.14 Letter agreement, dated February 3, 2004, between Whistler Investments, Inc. and RV Systems, Inc.

         21       Subsidiaries of Registrant


       31.1 Certification of Chief Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

       31.2 Certification of Chief Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

       32.1       Certification of Chief Executive Officer Pursuant to 18 U.S.C.
                  Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

       32.2       Certification of Chief Financial Officer Pursuant to 18 U.S.C.
                  Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



Exhibit 10.10


                    STOCK REDEMPTION AND REISSUANCE AGREEMENT


 STOCK REDEMPTION AND REISSUANCE AGREEMENT made effective as of the 10th day of February, 2004, between and between SALIM S. RANA INVESTMENTS CORP., a Nevada corporation (hereinafter referred to as "Transferor"); and WHISTLER INVESTMENTS, INC., a Nevada Corporation (hereinafter referred to as the "Corporation").

                              W I T N E S S E T H:
                               -------------------
         WHEREAS, Transferor is the owner of 3,444,115 shares of common stock, par value $.001 per share, of the Corporation (the "Common Stock"); and WHEREAS, the Corporation has 6,000 authorized but unissued shares of its Common Stock available for issuance; and
         WHEREAS, the Corporation requires additional shares for issuances upon the exercise of stock options, for consultant's services and for private investors prior to the anticipated approval date of the Corporation's Information Statement on Schedule 14C, filed with the Securities and Exchange Commission on July 24, 2004 (the "Information Statement").
         WHEREAS, Transferor desires to make 1,000,000 shares of Common Stock owned by it (the "Shares") available for use by the Corporation by transferring the Shares to the Corporation's treasury at no cost to the Company, the Shares to be retransferred to Transferor by the Corporation, without cost to the Transferror, upon the first to occur of (1) the return to the Corporation of a certain certificate for 1,125,000 shares of Common Stock held improperly by a financing company or(2) an increase in the Company's authorized ommon stock contemplated in the Information Statement; and
         WHEREAS, the Corporation desires to redeem the Shares on those terms and conditions.
         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
                  1.       Stock Redemption.
                           ----------------
                  Transferor hereby transfers the Shares to the Corporation's treasury, without cost to the Corporation, and Corporation hereby agrees to redeem the Shares from Transferor and hold the Shares in the Corporation's treasury to be issued for proper corporate purposes.

                  2.       Reissuance of the Shares to Transferor.
                           --------------------------------------
                  The Corporation shall be obligated to return and reissue the Shares, at no cost, to the Transferor upon the first to occur of the following events: (1) the return to the Corporation of the certificate for 1,125,000 shares of Common Stock held improperly by International Business Consultants GMBH in escrow, or (2) an increase in the Corporation's authorized Common Stock of at least 1,000,000 shares as contemplated by the Information Statement ("Reissue Events"). Within five (5) days of the occurrence of the first Reissue Event (the "Reissue Date"), the Corporation shall reissue the Shares to the Transferor, at no cost to Transferor. If a Reissue Event does not occur, the Corporation shall be under no obligation to return and reissue the Shares to the Transferror.

                  3.       Adjustment to Number of Shares.
                           -------------------------------
         If the Corporation, at any time prior to reissuance of the Shares to Transferor, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock and not the Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the number of Shares shall be adjusted proportionately. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

                  4.       Title to the Shares.
                            -------------------
                  The Transferor has and will transfer to the Corporation good, valid and marketable title to the Shares, free and clear of all claims, liens, encumbrances, charges and options whatsoever. On the Reissue Date, the Corporation shall transfer to Transferor good, valid and marketable title to the Shares, free and clear of all claims, liens, encumbrances, charges and options whatsoever.

                  5.       Miscellaneous.
                           --------------
                  a. Each  party  shall  be  responsible  for  its own expenses, including taxes, in connection with the transactions contemplated by this Agreement.
                  b. he provisions of  this Agreement  shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.
                  c. Any notice  hereunder  shall be given to the Corporation at the Corporation's address in Las Vegas, Nevada, and to Transferor at his home address on fil e with the Corporation, or any other forwarding address provided to the Corporation by any party in writing, by certified mail, return receipt requested, personal delivery, or delivery by reputable overnight delivery company.
                  d. This Agreement  shall be governed  by the laws of the State of Nevada.
                  e. This Agreement may not be orally canceled,changed, modified or amended, and no cancellation, change, modification or amendment shall be effective or binding, unless in writing and signed by all the parties to this Agreement.
                  f. The paragraph  headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.
                  g. This  Agreement  may  be  executed  in several counterparts which when together shall be deemed an original for all purposes.
                  h. None of the parties hereto may assign their  obligations or rights under this Agreement without the express written consent of the other parties hereto.

         IN WITNESS WHEREOF, the parties have hereunto set their hands in duplicate as of the date first above written.

         TRANSFEROR:
         SALIM S. RANA INVESTMENTS CORP.

         BY:      /s/ Salim Rana
         -------------------------------




         WHISTLER INVESTMENTS, INC.

         BY:  /s/ Holly Roseberry
         ------------------------------------------
         President







EXHIBIT 10.11



Austin Energy         City of Austin
                  Austin's Community-Owned Electric Utility
                  Town Lake Center 721 Baron Springs Road Austin Texas 78704-1194 (512) 322-9800

February 27, 2004

Salim Rana
Chief Executive Officer
Suite 144
5001 East Bonanza Road
Las Vegas, NV 89110

Dear Salim:

I am writing to follow up on our meeting at the office of Lithium House on February 16, 2004. As I mentioned, the City of Austin and its municipally-owned electric utility, Austin Energy, have been exploring the electric vehicle industry in an effort to identify a possible supplier of battery-powered vehicles for the City's fleet. Austin has two objectives in this endeavor: 1) reducing atmospheric emissions from vehicle exhaust, and 2) substituting electric power for petroleum. Over the coming years, Austin Energy will be generating electricity increasingly from renewable sources such as wind. At the same time, America is becoming more dependent on imported oil.

We have determined that a practical electric vehicle must have a range of at least 100 miles per full battery charge, and performance comparable to conventional internal combustion engines. The life cycle cost of an electric vehicle would have to be comparable to that of gasoline-fueled vehicles, taking into account total lifetime projected energy costs, maintenance costs, and also factoring in the value of zero emissions for electric vehicles. With regard to clean air value of EVs, the Texas Emissions Reduction Program currently provides a subsidy for zero-emission vehicles.

We are delighted that Global Electric and Lithium House have a plan for manufacturing battery-powered electric vehicles that meet these requirements using the demonstrated capabilities of the lithium battery. We envision a collaboration between the Austin Energy and Global Electric that would entail a testing phase followed by a multi-vehicle demonstration phrase. During the testing phase, Austin Energy would purchase a single battery-powered electric vehicle from Global Electric for use in our vehicle fleet. We will work with Global Electric to develop a monitoring program to measure and document performance, maintenance and other essential data. These data would be used by Global Electric to refine designs of future vehicles. Contingent on success during the testing phrase, the City of Austin would purchase additional vehicles from Global Electric. The number and price are to be determined following the testing phase. Since these City of Austin vehicles will be clearly marked as electric-powered, we expect the demonstration phase to attract considerable public attention. Needless to say, growing awareness of practical electric vehicles would accelerate the creation of a private sector market for EVs.

At this time, we can express interest in this plan, but Austin Energy can only commit funds for the test phase following approval of our coming year's budget by the Austin City Council in September. We are requesting funding for purchase of an electric PT Cruiser using lithium batteries. If the City Council approves this budget request, we would purchase the vehicle this October. It is my understanding that Global Electric acknowledges that this agreement is contingent upon approval by the Austin City Council in September. In the meantime, Global Electric will proceed with the test phase of the plan.

Please call me if you have any questions. We look forward to working with Global Electric and Lithium House to demonstrate the value of electric-powered transportation.

Sincerely,

/s/ Mark Kapner
Mark Kapner
Senior Strategy Planner


EXHIBIT 10.12





                           Memorandum of Understanding



This memorandum of understanding dated March 15, 2004 is the result of the meetings held in February and March 2004 between Geely in China and Global Electric. Both English and Chinese versions of this memorandum are to be considered upon agreement

Global Electric had purchased three models of scooters and motorbikes and one model of an All-Terrain Vehicle (ATV), totaling 10 vehicles with an intention of purchasing 10 more units.

Global Electric will convert these vehicles into electric versions. Upon successful conversion, Geely will manufacture these models as 'gliders', without engine and exhaust for ease of conversion, at a pre-agreed price.

Geely will also work towards a comprehensive joint venture agreement in a format agreed upon by both companies and details acceptable to both pasties.


/s/ Holly Roseberry                 /s/ Carlos Zhu
-----------------------             ---------------------------
Holly Roseberry                     Carlos Zhu
President                           Vice General manager
Global Electric                     Shanghai Geely Metop International
                                    Trade Co., Ltd.


Exhibit 10.13
                                 LOAN AGREEMENT


THIS LOAN AGREEMENT is made as of the 20th day of February, 2004.

AMONG:

         STERLING CAPITAL INC., an international  business company  incorporated
         ---------------------
         pursuant to the laws of Belize and having an office located at P.O. Box 346 Corozal Town, Belize;

                                                                  (the "Lender")

AND:

         WHISTLER INVESTMENTS INC., a  body  corporate  incorporated pursuant to
         -------------------------
         the laws of Nevada located at 5001 E. Bonanza Rd.,Suite 144, Las Vegas, Nevada;

                                                                (the "Borrower")

WHEREAS:

A. The Lender has agreed to lend $3,000,000 ("the Loan") to the Borrower to be used by the Borrower for development of its business assets and for general working capital; and

B. The Borrower has agreed to grant to the Lender certain shares described in this Agreement in order to secure the repayment of the Loan and the performance of the Borrower's obligations;

In consideration of the premises, covenants, and agreements hereinafter set forth, and each party legally intending to be bound hereby, the parties hereby represent, warrant, covenant, and agree as follows:

                     Article 1-Definitions & Interpretation

1.1  Definitions

In this Agreement:

         "Banking Day" means any day on which United States banks are generally open to the public for business in Las Vegas, Nevada; and

         "Interest" means simple interest at a rate of 5% per annum calculated on the Loan.

         "Trustee" means the person(s) holding the collateral security for the loan, or Greg Yanke.

1.2  Headings

Headings have been inserted into this Agreement for reference only and they do not define, limit, alter, or enlarge the meaning of any provision of this Agreement.

1.3  Recitals

The recitals set out above form a part of this Agreement.

1.4  Currency

Unless otherwise specified, a statement of, or reference to, a dollar amount in this Loan Agreement without currency specification will mean United States dollars.

                             Article 2-Terms of Loan

2.1  Loan Amount

On and subject to the terms of this Agreement, the Lender hereby agrees to lend and the Borrower hereby agrees to borrow the principal sum of $3,000,000 payable upon the following terms and conditions:

         (a) $1,000,000 to the Borrower forthwith upon the execution of this Agreement; and

         (b) an additional $2,000,000 to the Borrower within 12 months, subject or upon increase of the authorized capital of the Company;

         (each an "Installment")

The Loan advances are subject to the Borrower satisfying all of its covenants and agreements. Upon receipt of the Loan, less an 8%, or $240,000, due diligence fee (the "Due Diligence Fee") that the Lender will deduct from the Loan proceeds as they are advanced, the Borrower shall be bound to accept the Loan upon the terms described herein.

2.2  Expenses

The Borrower shall be responsible for the Lender's and its own costs related to the preparation and execution of this Agreement and any related documentation. The Lender's costs in this regard shall be covered by the Due Diligence Fee. In addition, the Borrower shall be responsible for the reasonable fees and disbursements of the Lender's legal counsel, which fees and disbursements shall not exceed $5,000.

2.3  Non-Revolving Facility

The Loan will be a non-revolving facility and any principal of it that the Borrower repays will not be available for re-advance under this Agreement.

2.4  Promise to Pay

The Borrower hereby promises to make Loan payments to the Lender at its address shown on the first page of this Agreement, or at any other address directed by the Lender from time to time, in accordance with the schedule provided in paragraph 3.1. The Borrower hereby promises to provide proof of payment to the Trustee within five business days of the due date of the payment.

2.5  Renewal of Loan

The Borrower may at its option, provided no Event of Default has occurred, extend the loan term by one additional year under the same terms and conditions provided under this Agreement, except that a further renewal of Loan shall not apply to any extension. In such circumstances, the Borrower shall pay the Lender $120,000 upon providing the Lender with notice that the Borrower intends to extend the Loan term. Such notice must be given to the Lender at least 30 days prior to the expiry of the Loan term.

                           Article 3-Repayment of Loan

3.1  Repayment of Principal

Subject to section 8.2, the Borrower hereby promises to repay the principal of each Loan Installment on the date that is 24 months from the date on which each Installment is advanced to the Borrower. The Interest on the Loan shall be payable at the end of each calendar quarter subsequent to the date the Lender advances the first Installment to the Borrower.

3.2  Prepayment

The Borrower may not, without the Lender's permission, prepay all or any part of the Loan.

                      Article 4-General Payment Provisions

4.1  Payment Dates

If the date upon which any act or payment under this Agreement is required to be done or made falls on a day that is not a Banking Day, then such act or payment will be performed or made on the immediate subsequent Banking Day.

4.2  Receipt of Payments

All payments required to be made under this Agreement and received by the Lender after 3:00 pm Pacific Time will be deemed for all purposes of this Agreement to have been received by the Lender on the Banking Day following the date of payment.

4.3  Overdue Amounts

In addition to any other interest payable pursuant to this Agreement, any amount payable by the Borrower to the Lender in connection with this Agreement, and not paid when due, will bear interest at 20% per annum calculated from the date such amount first becomes due until paid in full.

                               Article 5-Security

5.1      Equity Security

As security for the indebtedness, liabilities and obligations of the Borrower to the Lender under this Agreement, upon the Lender delivering the Loan funds to the Borrower and following the Borrower's increase in capital, the Borrower shall issue and deliver to the Lender 10,000,000 shares of restricted common stock in its capital at a deemed price of $3.33 per share (the "Shares"), deliverable proportionately to delivery of funds (i.e. 3,333,333 shares when the first $1,000,000 of the Loan is advanced, and a further 6,666,667 shares upon delivery of the balance of the Loan). The Shares shall be represented by a stock certificate issued by the Borrower's registrar and transfer agent in the name of the Lender, to be held in Trust by the Trustee.

5.2      Dividends on Shares

Any share dividends that the Borrower pays to the Lender by virtue of its ownership of the Shares in the Borrower shall be credited to the Borrower's Loan payments due under paragraph 3.1 herein provided that such payments comply with paragraph 3.2 herein.

5.3      Cancellation of Shares

After the Loan and all Interest are repaid in full, the Lender shall deliver the Shares to the Borrower for return to treasury. In such circumstances, the Lender shall provide the Borrower will such documentation as it may reasonably require for the cancellation and return to treasury of the Shares.

5.4      Disposal of Shares

The Lender shall not have the right to dispose of all or part of its interest in the Shares, except in accordance with the provisions of Article 8 of this Agreement upon the occurrence of an Event of Default.

5.5      Voting Rights

Upon written request of the Borrower, the Lender shall execute a voting trust agreement whereby it agrees to grant to the Borrower's Board of Directors, or any individual specified by the Borrower, all voting rights attached to the Shares, which agreement shall not become effective except in accordance with the provisions of Article 8 of this Agreement upon the occurrence of an Event of Default.


                         Article 6-Conditions of Lending

6.1  Conditions Precedent to Advance

The obligation of the Lender to advance the Loan proceeds to the Borrower is subject to the satisfaction or waiver of following conditions precedent on or before the advance:

         (a) receipt by the Lender of certified copies of all documents evidencing all corporate action taken by the Borrower authorizing the execution and delivery of this Agreement and the issuance of the Shares as security, all to be satisfactory in form and substance to the Lender;

         (c) no Event of Default will have occurred or no event which, with the lapse of time or with notice and lapse of time specified herein would become an Event of Default, will have occurred and be continuing;

         (d) no action, proceeding, or investigation will be pending or threatened against the Borrower which would, if successful, have a material adverse effect on the financial condition of the Borrower or its ability to observe and perform its covenants under this Agreement; and

         (e) all representations and warranties contained in Article 7 of this Agreement will be true on and as of the date of any advance under the Loan with the same effect as if such representations and warranties had been made on and as of the date of such advance.

6.2  Waiver of Conditions Precedent

The above conditions precedent are for the sole benefit of the Lender. The Lender may in its sole discretion, waive by notice in writing any condition precedent, in whole or in part, without incurring any liability therefor.

                     Article 7-Representations & Warranties

The Borrower hereby represents and warrants to and in favour of and covenants with the Lender as follows:

7.1  General

All representations and warranties made under this Agreement will survive the advance of the Loan and the delivery of the Shares, and no investigation at any time made by or on behalf of the Lender will diminish in any respect whatsoever its rights to rely upon them. All statements contained in any certificate or other instrument delivered by or on behalf of the Borrower under or pursuant to this Agreement will constitute representations and warranties made by the Borrower under this Agreement.

7.2  Binding Effect

This Agreement, upon execution by the Lender, will be duly and validly authorized by all necessary corporate action, will have been validly executed, and will be legal, valid, and binding obligations of the Borrower enforceable in accordance with its terms.

7.3  Contravention of Law

Neither the execution and delivery of this Agreement and the issuance of the Shares, nor performance in accordance therewith, is or will contravene any provision of any law, regulation, order, licence, permit, or consent applicable to each, or conflict with or result in a breach, or constitute a default under, or require any consent under the terms or conditions of any agreement or instrument to which the Borrower is a party or by which the Borrower is bound.

7.4  No Default Under Agreements

The Borrower is not in default under any agreement or instrument to which it is a party and which default may materially adversely affect its ability to observe and perform its covenants under this Agreement.

7.5  No Claims

There are no actions, claims, or proceedings pending or, to the knowledge of the Borrower, threatened against the Borrower or its directors or officers before any court, administrative board, or other tribunal, which if decided against the Borrower or its directors or officers would materially or adversely affect its business or financial status and there is no unsatisfied claim or outstanding judgment or writ of execution against the Borrower.

                     Article 8-Events of Default & Remedies

8.1  Events of Default

Any one or more of the following events will constitute an Event of Default, whether any such Event of Default is voluntary or involuntary or effected by operation of law or pursuant to or in compliance with any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body:

         (a) default by the Borrower in the due payment of any amount payable under this Agreement or in the due and complete observance or performance of any other condition, covenant, or provision of this Agreement;

         (b) the occurrence of a material adverse change in the financial position of the Borrower or in the value of the security held by the Lender for the Loan;

         (c) any action by the Borrower that constitutes a denial of the Lender's rights set forth in this Agreement;

         (d) an order is made or a petition is filed for the bankruptcy of the Borrower;

         (e) the Borrower commits an act of bankruptcy or makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency;

         (f) the appointment of a receiver, receiver-manager, or receiver and manager of any part of the properties or assets of the Borrower;

         (g) the enforceability of any execution, or any other process of any court against the Borrower, or the levy of a distress or analogous process upon the properties or assets or any part thereof of the Borrower;

         (h) default by the Borrower in the performance of any contractual obligation to the Lender under any other agreement or legal instrument, whether or not collateral or supplemental to this Agreement;

         (i) the holder of any mortgage, charge, or encumbrance on any of the properties or assets or any part thereof of the Borrower does anything to enforce or realize on such mortgage, charge, or encumbrance;

         (j) if, at any time during the currency of this Agreement, the Borrower is subject to a change of control. For the purposes of this subparagraph, a "change of control" shall be deemed to occur if:

                  (i) any person, or group of persons acting in concert, other than any current control person(s), hold greater than 20% of the issued and outstanding shares in the capital stock of the Borrower;

                  (ii) there is a 50% or greater change in the composition of the Borrower's Board of Directors, effected by stockholders of the Borrower other than with the consent of the current control person(s); or

                  (iii) if a takeover bid is issued with respect to the Borrower's securities;

         (k) if any representation or warranty made in writing to the Lender by the Borrower made in this Agreement or in any certificate or other instrument delivered or to be delivered by or on behalf of the Borrower to the Lender in contemplation of this Agreement is incorrect in any material respect on the date as of which such representation or warranty was made or purported to be made; or

         (l) trading in the shares of common stock of the Borrower is suspended by a regulatory authority.

8.2  Remedies on Default

After any Event of Default has occurred and continues for two Banking Days and at any time thereafter, provided that the Borrower has not theretofore remedied all outstanding Events of Default, the Lender may, in its discretion and by notice in writing to the Borrower, declare this Agreement to be in default. At any time thereafter while the Borrower has not remedied all outstanding Events of Default, the Lender may, at its discretion and subject to compliance with any mandatory requirements of applicable law then in effect, exercise one or more of the following remedies:

         (a) declare the then outstanding balance of the Loan, Interest, costs, and all money owing by the Borrower to be immediately due and payable and such funds and liabilities will forthwith become due and payable without presentment, demand, protest, or other notice of any kind to the Borrower, all of which are hereby expressly waived; and/or

         (b) take whole possession of the Shares for its sole benefit. In such circumstance, the Lender shall be deemed to be the registered and beneficial owner of a 100% right, interest and title to the Shares free of all charges, liens and encumbrances, other than any resale or other restrictions imposed by law.

8.3  Other Securities

The rights and powers conferred by section 8.2 are in addition to and not in substitution for any other security which the Lender now or from time to time may hold or take from the Borrower in relation to this Agreement.

8.4  Remedies Non-Exclusive

No remedy set out in this Agreement is intended to be exclusive of each and every remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or commencement of exercise by the Lender of any one or more of such remedies will not preclude the simultaneous or later exercise by the Lender of any or all other such remedies.

8.5      Set-Off or Counterclaim

The obligation of the Borrower to make all payments under this Agreement will be absolute and unconditional and will not be affected by any circumstance, including, without limitation, any set-off, compensation, counterclaim, recoupment, defence, or other right which the Borrower may have against the Lender, or anyone else for any reason whatsoever and any insolvency, bankruptcy, reorganization, or similar proceedings by or against the Borrower.

                                Article 9-General

9.1  Entire Agreement

This Agreement embodies the entire agreement and understanding between the parties with respect to the Loan and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof.

9.2  Amendments

This Agreement shall not be amended, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge, or termination is sought.

9.3  Waiver

Every condition and covenant, and each and every representation and warranty contained in this Agreement has been inserted for the sole benefit of the Lender and any breach of any such conditions, covenants, representations, and warranties may, at the Lender's discretion, be waived or partially waived by the Lender. No failure or delay on the part of the Lender to exercise any right, power, or remedy given herein or by statute or at law or in equity or otherwise will operate as a waiver thereof, nor will any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right, power, or remedy.

9.4  Forbearance

No condonation, forgiveness, waiver, or forbearance by the Lender of any non-observance or non-performance by the Borrower of any of the provisions of this Agreement will operate as a waiver or estoppel by or against the Lender in respect of any provision, or any subsequent non-observance or non-performance by the Borrower of any of the provisions of this Agreement.

9.5  Approvals

The acceptance or approval by the Lender of any matter required hereunder will be of no force and effect unless given in writing, and given prior to the event or thing for which it is required.

9.6  Lender's Discretion

The Lender may grant extensions of time, take and give up securities, accept compositions, grant releases and discharges, and otherwise deal with the Borrower and other parties, sureties, or securities as the Lender may see fit without prejudice to the liability of the Borrower, to the Lender and without prejudice to the Lender's rights under this Agreement.

9.7  No Merger of Judgment

Neither the taking of any judgment nor the exercise of any power of seizure and sale will operate to extinguish the obligation of the Borrower to pay its debts and liabilities under this Agreement or operate as a merger of any covenant in this Agreement, and the acceptance of any payment or alternate security will not constitute or create a novation, and the taking of a judgment or judgments under a covenant in this Agreement contained will not operate as a merger of those covenants or affect the Lender's rights to interest at the rate and times provided in this Agreement.

9.8  Other Indebtedness

Nothing contained in this Agreement will prejudice or impair any rights or remedies the Lender may have with respect to other loans which the Lender may make with the Borrower.

9.9  Notices

Any notice, direction, or other instrument required or permitted to be given under this Agreement will be in writing and may be delivered, sent by registered mail, or transmittal by facsimile machine to the respective addresses set out on the first page of this Agreement.

9.10 Effect of Notice

Any notice, direction, or instrument given will:

         (a) if delivered, be deemed to have been given or made at the time of delivery;

         (b) if mailed by registered mail and properly addressed, be deemed to have been given or made on the fourth Banking Day following the day on which it was so mailed, provided that should there be at the time of mailing or between the time of mailing and the actual receipt of the notice a mail strike, slowdown, or other labour dispute which might affect the delivery of that notice, then the notice will be only effective if actually delivered; and

         (c) if sent by facsimile machine, be deemed to have been given or made on the Banking Day immediately following the day on which it was transmitted.

9.11 Notice of Change of Address

Any party may give written notice of change of address in the same manner in which event notice will thereafter be given at that changed address.

9.12 Further Assurances

As and so often as the Lender may require, the Borrower will execute and deliver to the Lender, at the expense of the Borrower, such further and other assurances and conveyances as may be necessary to properly carry out the intention of this Agreement.

9.13 Severability

If any term, covenant, or condition of this Agreement or application thereof to any person or circumstance is found to any extent to be invalid, illegal, or unenforceable in any respect, the remainder of this Agreement or application of such term, covenant, or condition to such person or circumstance other than those as to which it is held invalid, illegal, or unenforceable will not be affected thereby, and each term, covenant, and condition of this Agreement will be valid and legal and will be endorsed to the fullest extent permitted by law.

9.14 No Partnership

The parties specifically acknowledge that the Borrower and the Lender are not partners, that the Borrower has no right or authority to obligate the Lender and the Lender has no right to obligate the Borrower (except in the manner and to the extent provided in this Agreement), and that nothing contained in this Agreement, nor any acts of the parties in fulfilling their respective rights and obligations under this Agreement will be construed so as to create a partnership relationship between the Borrower and the Lender.

9.15 Assignment by Lender

The Borrower acknowledges and agrees that the Lender may assign all or any portion of its interest in the Loan, and its rights, obligations, and benefits under this Agreement, without the consent of the Borrower. The Borrower will execute such assurances and conveyances as may be reasonably required by the Lender in order to give effect to such assignment, including executing additional documents to facilitate assignment thereof by the Lender. The Lender will be fully released from its obligations hereunder upon any assignment of all the Loan and in respect of any partial assignment, will be fully released in respect of such assigned part of the Loan.

9.16 Access to Documentation

On execution of this Agreement, the Lender, at its own expense and at reasonable intervals and times, shall upon two Business Days' notice have access to the Borrower's minute book, corporate records, accounting files and to all technical records and other factual engineering data and information relating to the Borrower's assets which are in the possession of the Borrower.

9.17 Time of the Essence

Time will be of the essence of this Agreement in respect of all payments to be made under this Agreement and all covenants and agreements to be performed and fulfilled. Any extension of time under this Agreement will not be deemed to be or operate in law as a waiver on the part of the Lender that time is to be of the essence of this Agreement.

9.18 Jurisdiction

The Borrower hereby irrevocably agrees that any legal action or proceedings against it with respect to this Agreement may be brought in the courts of Nevada or in such other court as the Lender may elect and, by execution and delivery of this Agreement, the Borrower hereby irrevocably submits to each such jurisdiction.

9.19 Governing Law

This Agreement, and the rights and obligations of the parties will be governed by and be construed in accordance with the laws of Nevada. The parties hereby attorn to the non-exclusive jurisdiction of the Courts of Nevada.

9.20 Counterparts

This Agreement may be signed in counterparts and by facsimile machine, and when a counterpart of this Agreement has been executed by each of the parties, such counterparts will be treated as one and the same Agreement, as if each such counterpart had been executed by all of the parties.

9.21 Enurement

This Agreement will be binding upon and enure to the benefit of the Borrower and the Lender and each of their respective successors and permitted assigns.

AS EVIDENCE OF THEIR AGREEMENT the parties have executed this Loan Agreement on the date appearing on page 1, above.


STERLING CAPITAL INC.                    WHISTLER INVESTMENTS, INC.

per: /s/ Greg Yanke, Authorized Agent    per: /s/ Holly Roseberry
---------------------------              ------------------------------
Authorized Signatory                     Authorized Signatory





                                  Exhibit 10.14



                           Whistler Investments, Inc.
                             5001 East Bonanza Road
                                  Suite 133-145
                             Las Vegas, Nevada 89110
                                  702-296-2754




February 3, 2004


RV Systems
7122 Sophia Ave.
Van Nuys, CA 91406


Dear Sirs,


This letter will confirm that not withstanding any payments required under licensing agreements to date, that Whistler will pay a minimum of $35,000.00 per week towards all license payments due to date. It is agreed, that providing Whistler makes these payments, it will not be deemed in default of its payment obligations to RV Systems. If for any reason Whistler is in default of this weekly payment, RV Systems will make a demand for the amount past due by registered mail at the above address and allow Whistler seven (7) days to cure the default.




/s/ Holly Roseberry
-----------------------
Whistler Investments, Inc.
President


/s/ Chaz Haba
------------------------
RV Systems,Inc.
President

                      Exhibit 21


Subsidiary Name and Trade Name              Jurisdiction of Incorporation
------------------------------              ------------------------------

Global Electric Corp.                       Nevada

R-Electric Car Co.                          Nevada

Solium Power Corp.                          Nevada

================================================================================

                                  Exhibit 31.1

                                  CERTIFICATION

I, Holly Roseberry, certify that:

1. I have reviewed this amended annual report on Form 10-KSB of Whistler Investments, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant and have:

         (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         (d) disclosed in this report any change in the registrant's intternal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

         (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting;

October 4, 2004                          By: /s/ Holly Roseberry
                                        --------------------
                                         Holly Roseberry
                                         President and C.E.O.
                                         (Principal Executive Officer)

================================================================================

                                  Exhibit 31.2

                                  CERTIFICATION

I, Mehboob Charania, certify that:

1. I have reviewed this amended annual report on Form 10-KSB of Whistler Investments, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant and have:

         (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         (d) disclosed in this report any change in the registrant's intternal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

        (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

        (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting;



Date: october 4, 2004                       /s/Mehboob Charania
                                            ------------------------------
                                            Mehboob Charania
                                            Secretary, Treasurer and C.F.O.
                                            (Principal Financial Officer)

================================================================================

                                  EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of Whistler Investments, Inc. (the "Company") on Form 10-KSB for the year ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Holly Roseberry, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                             /s/ Holly Roseberry
                                            ----------------------
                                            Holly Roseberry
                                            Chief Executive Officer
October 4, 2004

================================================================================

                                  EXHIBIT 32.2


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the amended Annual Report of Whistler Investments, Inc. (the "Company") on Form 10-KSB for the year ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mehboob Charania, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                             /s/Mehboob Charania
                                            ----------------------
                                            Mehboob Charania
                                            Chief Financial Officer
October 4, 2004